                          SECURITIES AND EXCHANGE COMMISSION


                               STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of a Trustee pursuant to
Section 305(b)(2)
                  ------

                           FIRST UNION BANK OF CONNECTICUT
                 (Exact name of trustee as specified in its charter)

                                CONNECTICUT STATE BANK
  (Jurisdiction of incorporation or organization if not a U.S. national bank)

                                      06-0547320
                         (I.R.S. Employer Identification No.)

               10 STATE HOUSE SQUARE, HARTFORD, CONNECTICUT 06103-3698
            (Address of trustee's principal executive offices) (zip code)

                                    NOT APPLICABLE
         (Name, address and telephone number of agent for service of process)

                           MOHEGAN TRIBAL GAMING AUTHORITY
                 (Exact name of obligor as specified in its charter)

NOT APPLICABLE                                             06-1436334
(State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                            Identification No.)

ROLAND HARRIS, CHAIRMAN, MANAGEMENT BOARD
67 SANDY DESERT ROAD
UNCASVILLE, CONNECTICUT                               06382
(Address of principal executive offices)              (zip code)

                    131/2% SERIES B SENIOR SECURED NOTES DUE 2002
                           (Title of indenture securities)

Item 1.    General Information.

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

              Connecticut Commissioner of Banking, 262 Constitution Plaza, Hartford, Connecticut 06115

              Board of Governors of the Federal Reserve System, Washington D.C.

              Federal Deposit Insurance Corporation, Washington, D.C.

    (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2.    Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

              None.

    Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 have been omitted pursuant to General Instruction B.

Item 16.  List of Exhibits.

    List below all exhibits filed as a part of this statement of eligibility and qualification.

    1.   A copy of the articles of association of the trustee as now in effect.

    2.   A copy of the certificate of authority to commence business.

    3. Not Applicable. Authorization of the trustee to exercise corporate trust powers is contained in articles of association.

    4.   A copy of the bylaws of the trustee as now in effect.

    5.   Not Applicable

    6. Consent of trustee required by Section 321(b) of the Trust Indenture Act of 1939.

    7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, First Union Bank of Connecticut, a Connecticut State-chartered bank, incorporated and existing under the laws of the State of Connecticut, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford and State of Connecticut on the 19th day of March, 1996.


                             FIRST UNION BANK OF CONNECTICUT


                             By:   /s/ W. Jeffrey Kramer
                                   -------------------------------------------
                                  W. Jeffrey Kramer
                                  Its Vice President

                                      EXHIBIT 1


                              ARTICLES OF INCORPORATION

                                          OF

                           FIRST UNION BANK OF CONNECTICUT

                       AS AMENDED AND RESTATED JANUARY 1, 1996


         FIRST:  The name of the corporation is FIRST UNION BANK OF
    CONNECTICUT.

         SECOND: The nature of the business to be transacted, or the purposes to be promoted or carried out by the corporation are as follows:

         To transact a general banking business as a state bank and trust company and, in the conduct of such business, to engage in any lawful act or activity for Connecticut and to possess and exercise all the powers and privileges granted by The Banking Law of Connecticut or by any other law of Connecticut, together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the corporation, including, without limiting the generality of the foregoing, the power to:

         (a) Receive deposits, including deposits of public funds or money held in a fiduciary capacity;

         (b) Receive for safekeeping or otherwise all kinds of personal property;

         (c) Act as trustee, receiver, executor or administrator or as guardian or conservator of the estate, but not of the person, of any person;

         (d)  Act as transfer agent or registrar of stocks and bonds;

         (e) Act as agent, fiscal agent or trustee for any corporation, for holders of bonds, notes or other securities or for the state or any political subdivision thereof or taxing district therein;

         (f) Lend money with or without security and issue letters of credit for any lawful purpose;

         (g)  Borrow money and pledge assets therefor;

         (h)  Conduct a safe deposit business as permitted by applicable law;
              and

         (i) Invest its assets in investment securities as permitted by applicable law.

         To transact such business and to exercise all rights, privileges, powers and franchises possessed by any entity with which the corporation or a predecessor of the corporation has merged or consolidated.

         THIRD: The principal office of the corporation is located in the city of Stamford, State of Connecticut.

         FOURTH: The total number of shares of capital stock which the corporation shall have authority to issue is six million (6,000,000) common shares, and the par value of each such share is Five Dollars ($5.00), amounting in the aggregate to thirty million dollars ($30,000,000), which shares shall be transferable according to such rules as may be established by the Board of Directors of the corporation.

    FIFTH: (a) the name, address and business of each incorporator of the corporation are as follows:

    NAME                ADDRESS                       BUSINESS

Union Trust Company     Church and Elm Streets        Bank and Trust Company
                         New Haven, Connecticut 06505

Union Trust Company     180 Fairfield Avenue          Bank and Trust Company
                        Bridgeport, Connecticut 06904

         (b) the name, address and occupation of each prospective initial director of the corporation are as follows:

    NAME                ADDRESS                       OCCUPATION

Carl Bennett            Greenbriar Lane               Chairman and President,
                        Stamford, Connecticut 06903   Caldor, Inc.

D. Allan Bromley        35 Tokeneke Drive             Henry Ford II Professor
                                                      and Director of
                        North Haven, Connecticut      A. W. Wright
                        06473                         Nuclear Structure
                                                      Laboratory Yale
                                                      University

Gino P. Giusti          236 West Haviland Lane        President and Director,
                        Stamford, Connecticut 06903   Texasgulf Inc.

J. Robert Gunther       Uncas Circle - Sachems Head   Chairman and President
                        Guilford, Connecticut 06437   George Schmitt & Co.,
                                                      Inc.

Eric R. Hansen          31 Arrowhead Way              Vice President of
                        Darien, Connecticut 06820     Northeast Bancorp, Inc.
                                                      and President of Union
                                                      Trust Company

Robert W. Harcke        8 Point Road                  Chairman, Universal Wire
                        Niantic, Connecticut 06357    Products, Inc.

John M. Henske          104 Beachside Avenue          Chairman and Chief
                        Green Farms, Connecticut      Executive Officer
                        06436                         Olin Corporation

Robert E. Ix            Walsh Lane                    Chairman and Chief
                        Greenwich, Connecticut        Executive Officer,
                        06830                         Cadbury Schweppes
                                                      U.S.A. Inc.

O. Haydn Owens, Jr.     410 North Cedar Road          Vice President, The
                        Fairfield, Connecticut        Southern New England
                        06430                         Telephone Co.


Kenneth A. Randall      13 Valley Road                President, The Conference
                        New Canaan, Connecticut       Board, Inc.
                        06840

Thomas F. Richardson    Marchant Road                 Chairman and President
                        West Redding, Connecticut     Northeast Bancorp, Inc.
                        06896                         and Chairman and Chief
                                                      Executive Officer, Union
                                                      Trust Company

Audrey M. Sargent       18 Wepawaug Road              None
                        Woodbridge, Connecticut
                        06525

Theodore F. Talmage     11406 Lost Tree Way           Retired
                        North Palm Beach, Florida
                        33403

Henry H. Townshend, Jr. 709 Townsend Avenue           Retired
                        New Haven, Connecticut
                        06512

Paul E. Waggoner        Vineyard Point Road           Director, The Connecticut
                        Guilford, Connecticut 06437   Agricultural Experiment
                                                      Station

A. Porter Waterman      Parsonage Road                President, Weepor
                        Greenwich, Connecticut 06830  Corporation

Howard R. Weckerley     17 Cove Road                  Retired
                        River Hills Plantation
                        Clover, South Carolina 29710

         SIXTH:  (A) INDEMNIFICATION OF DIRECTORS

    The corporation shall, to the fullest extent permitted by applicable banking, corporate and other law and regulations, indemnify any person who is or was a director of the corporation from and against any and all expenses, liabilities or other losses arising in connection with any action, suit, appeal or other proceeding, by reason of the fact that such person is or was serving as a director of the corporation and may, to the fullest extent permitted by applicable banking, corporate and other law and regulation, advance monies to such persons for expenses incurred in defending any such action, suit, appeal or other proceeding on such terms as the corporation's Board of Directors shall determine. The corporation may purchase insurance for the purpose of indemnifying such persons and/or reimbursing the corporation upon payment of indemnification to such persons to the extent that indemnification is authorized by the preceding sentences, except that insurance coverage shall not be available in connection with a formal order by a court or judicial or governmental body assessing civil money penalties against such person or in the event that such coverage would be prohibited by applicable banking, corporate and other law or regulations.

            (B)  INDEMNIFICATION OF OFFICERS, EMPLOYEES AND AGENTS

    The corporation shall indemnify any person who is or was an officer, employee or agent of the corporation or who is or was a director, general partner, trustee or principal of another entity serving as such at the request of the corporation from and against any and all expenses, liabilities or other losses arising in connection with any action, suit, appeal or other proceeding, by reason of the fact that such person is or was serving as an officer, employee or agent of the corporation or as a director of another entity at the request of the corporation to the extent authorized by the corporate policy of the corporation, as adopted and modified from time to time by the shareholder of the corporation, except to the extent that such indemnification would be prohibited by applicable banking, corporate and other law or regulation. The corporation may advance monies to such persons for expenses incurred in defending any such action, suit, appeal or other proceeding in accordance with the corporate policy of the corporation, as adopted and modified from time to time by the shareholder of the corporation, except to the extent that such advancement would be prohibited by applicable banking, corporate and other law or regulation. The corporation may purchase insurance for the purpose of indemnifying such persons and/or reimbursing the corporation upon payment of indemnification to such person to the extent that indemnification is authorized by the preceding sentence, except that insurance coverage shall not be available in connection with a formal order by a court or judicial or governmental body assessing civil money penalties against such person or in the event that such coverage would be prohibited by applicable banking, corporate and other law or regulation.

                                      EXHIBIT 2

                                 STATE OF CONNECTICUT

                                DEPARTMENT OF BANKING

                     260 CONSTITUTION PLAZA - HARTFORD, CT  06103


   John P. Burke
   Commissioner

                                    CERTIFICATION

    I, John P. Burke, Banking Commissioner of the State of Connecticut, do hereby certify that FIRST UNION BANK OF CONNECTICUT, is a state bank and trust company duly organized and existing under the laws of the State of Connecticut, and located in STAMFORD, Connecticut.

    In Testimony Whereof, I have hereunto set my hand and affixed my seal at Hartford, Connecticut, this 21st day of March, 1996.

[S E A L]



                                   /s/ John P. Burke
                                  -----------------------------
                                          John P. Burke
                                      Banking Commissioner



                                 TEL: (203) 240-8299
                                 FAX: (203) 240-8178
                            AN EQUAL OPPORTUNITY EMPLOYER

                                      EXHIBIT 4

                             AMENDED AND RESTATED BYLAWS

                                          OF

                    FIRST UNION BANK OF CONNECTICUT (EFF. 1/1/96)
                            (FORMERLY FIRST FIDELITY BANK;
                            FORMERLY UNION TRUST COMPANY)
                                STAMFORD, CONNECTICUT
                             AS ADOPTED OCTOBER 12, 1993

                                      ARTICLE I
                               MEETINGS OF STOCKHOLDERS

ANNUAL MEETING

1. The Annual Meeting of the stockholders of the Company shall be held on such date between February 1 and April 1 in each year as the Board of Directors shall designate and at such hour as shall be specified in the notice of such meeting. The Annual Meeting shall be held at the principal office of the Company in the Town of New Haven, or such other place within or without the State of Connecticut as the Board of Directors may designate.

SPECIAL MEETINGS

2. A special meeting of the stockholders shall be called when ordered by a majority of the Board of Directors or the Chief Executive Officer or when requested in writing by the holders of record of not less than one-tenth of the capital stock issued and outstanding.

NOTICE OF MEETINGS

3. Written notice of each stockholders' meeting stating the time, place and purpose or purposes of the meeting, shall be mailed to each stockholder entitled to vote at such meeting at his address as shown on the books of the Company at least ten (10) days before the date of said meeting.

QUORUM

4. At all meetings of the stockholders there shall be present, either in person or by proxy, stockholders representing a majority of the capital stock of the Company issued and outstanding, in order to constitute a quorum for the election of directors or the transaction of other business. In the absence of a quorum, a majority in interest of the stockholders present in person or by proxy may adjourn the meeting from time to time, without further notice, until a quorum shall attend, and thereupon any business may be transacted which might have been transacted at the meeting originally called.

VOTING

5. At all meetings of the stockholders, each stockholder shall be entitled to vote, in person or by proxy, one vote for each share of stock standing in his name on the books of the Company on the record date set for such meeting.

                                      ARTICLE II
                                      DIRECTORS

GENERAL POWERS

1. The property, affairs and business of the Company shall be managed and controlled by its Board of Directors, which may exercise all of the corporate powers of the Company except such as are by law, the Articles of Incorporation of the Company or the Bylaws expressly conferred upon or reserved to the stockholders.

NUMBER, TERM OF OFFICE AND QUALIFICATIONS

2. The number of directors of the Company shall be not less than nine (9) nor more than twenty-five (25). They shall be elected at the Annual Meeting and shall hold office for one (1) year and until their successors are duly elected and qualified.

VACANCIES

3. In case of any vacancy among the directors from any cause, the remaining directors at any regular or special meeting may elect a successor to hold office until the next Annual Meeting of the stockholders and until his successor is duly elected and qualified.

ORGANIZATION MEETING OF THE BOARD OF DIRECTORS

4. The Board of Directors at their first meeting after the Annual Meeting of the stockholders shall elect or appoint officers at or above the level of senior vice president to serve during the ensuing year.

REGULAR MEETINGS

5. Regular meetings of the Board of Directors shall be held at least quarterly on such days and time as the Board of Directors may from time to time determine. No notice of such regular meetings need be given.

SPECIAL MEETINGS

6. Special meetings of the Board of Directors shall be called when ordered by the Chief Executive Officer or when requested in writing by any five directors, at such time and place as may be designated in such order or request, and the Secretary of the Company shall give reasonable notice thereof to each director either by mail, telegraph, facsimile, telephone or in person. A waiver of notice in writing signed by any director whether before or after such meeting shall be considered equivalent to proper notice to such director.

QUORUM

7. A majority of the number of directors serving at the time shall constitute a quorum at any meeting.

COMPENSATION OF DIRECTORS

8. All directors who are not also officers of the Company or any of its affiliates shall be entitled to a reasonable fee for attendance at meetings of the Board and of Committees of the Board, such fee to be fixed from time to time by a resolution of the Board of Directors or of the Executive Committee.

TERM OF DIRECTORS

9. No person who shall have attained the age of 70 years as of January first in any year shall be eligible to be elected a Director or to be re-elected a Director.

COMMUNICATIONS EQUIPMENT

10. Any or all directors may participate in a meeting of the Board or committee thereof by means of conference telephone or any means of communication by which all persons participating in the meeting are able to hear each other.

ACTION WITHOUT MEETING

11. Any action required or permitted to be taken by the Board or committee thereof by law, the Company's Articles of Incorporation, or these Bylaws may be taken without a meeting, if, prior or subsequent to the action, all members of the Board or committee shall individually or collectively consent in writing to the action. Each written consent or consents shall be filed with the minutes of the proceedings of the Board or committee. Action by written consent shall have the same force and effect as a unanimous vote of the directors, for all purposes. Any certificate or other documents which relates to action so taken shall state that the action was taken by unanimous written consent of the Board or committee without a meeting.

                                     ARTICLE III
                                      COMMITTEES

EXECUTIVE COMMITTEES

1. There shall be an Executive Committee which, when the Board of Directors is not in session, shall have and may exercise all the powers of the Board that lawfully may be delegated. The Executive Committee shall meet at such times as the members shall agree and whenever called by the Chairman of the committee. The Executive Committee shall consist of such number of directors, not less than. four, as the Board shall from time to time appoint. A quorum for all meetings of the Executive Committee shall be a majority of the members. The Board of Directors may appoint a Chairman of the Executive Committee; in his absence or if no such appointment is made, the President of the Company shall be its Chairman.

    The Executive Committee shall keep a record of its proceedings which shall be reported to the Board of Directors at its next regular meeting.

    In the event of the absence of any member at a meeting, any other director may be called to serve in his place with full power to act.

OTHER COMMITTEES

2. The Board of Directors shall have the power to appoint, or to authorize the appointment of, such other committees as it may deem advisable, to determine the powers, duties, authority and functions of such committees, to provide for the selection of the members thereof and to determine their term or tenure of service.

                                      ARTICLE IV
                                       OFFICERS

OFFICERS

1. The Board of Directors shall have the power to appoint a Chairman of the Board, one or more Vice Chairmen of the Board, a Chief Executive Officer, a President, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer, an Auditor, one or more Trust Officers and such other officers as from time to time may be elected or appointed by the Board of Directors. The Board may by resolution authorize the President to appoint other officers with such titles and duties as he may designate. All officers shall be subject to removal at any time with or without cause by the affirmative vote of a majority of the whole Board of Directors. If any office shall become vacant, the Board of Directors may fill such vacancy. Any officer may hold more than one office, except as otherwise provided by law.

    In its discretion, the Board of Directors may leave unfilled any offices except those of President, Secretary and Treasurer.

CHIEF EXECUTIVE OFFICER

2. The Board of Directors shall designate who shall be the Chief Executive Officer of the Company and who shall substitute for him during his absence or disability. If all of the persons so designated are absent or disabled, any other senior officer designated by the Executive Committee or by the Board of Directors as such shall be the Chief Executive Officer. The Chief Executive Officer shall have general charge of the business of the Company.

POWERS AND DUTIES OF OFFICERS

3. All officers shall perform such duties and possess such powers as shall pertain to their respective offices, as may be imposed by law, as may be set forth in these Bylaws, and as may be, from time to time, prescribed by the Board of Directors or by the Chief Executive Officer.

                                      ARTICLE V
                                    CAPITAL STOCK

1. Transfer of shares shall be made upon the books of the Company by the holder in person, or by power of attorney, duly executed, witnessed and filed with the Secretary or other proper officer of the Company, upon surrender of the certificate or certificates of such shares. In case of the loss or destruction of a certificate another may be issued in its place upon proof of loss or destruction which shall be satisfactory to the Board of Directors.

                                      ARTICLE VI
                                     EMERGENCIES

1. In the event of any emergency caused by enemy action,nuclear disaster or accident, storm, fire, flood, explosion or other cause (the continuation of any such event being referred to herein as a "State of Emergency" declared by the President of the United States or the person performing his functions, Governor of the State or any Federal or State banking regulatory agency having jurisdiction over the Company), of sufficient severity to prevent the conduct and management of the affairs and business of the Company as contemplated by these Bylaws other than this paragraph 1, then during the existence of such State of Emergency,

    (a) The requirement of these Bylaws as to notice and place of directors' meetings shall be waived and the Board of Directors shall have the power, in the absence or disability of any officer or upon the refusal of any officer to act, to delegate and prescribe such officer's powers and duties to any other officer, or to any director; any powers granted to the Board of Directors pursuant to this paragraph (a) may be exercised as provided in paragraph (b) below:

    (b) Any two or more members of the Executive Committee shall constitute a quorum of that Committee during such State of Emergency for the full conduct and management of the affairs and business of the Company in accordance with the provisions of Article m of these Bylaws. In the event that two members of the then incumbent Executive Committee do not present themselves at the Head Office or Acting Head Office, and only for the period during which two such members are not present, an interim committee consisting of all of the remaining directors present at such office and willing to serve shall perform the functions of the Executive Committee for the full conduct and management of the affairs and business of the Company in accordance with the foregoing provisions of this Section; provided, however, that no action may be taken by such interim committee present and voting at a meeting attended by no less than two such members; and

    (c) The business ordinarily conducted at the Head Office or any branch office of the Company may be relocated elsewhere in suitable quarters, in addition to or in lieu of its normal location, as may be designated by the Board of Directors or by the Executive Committee or by such interim committee as may be conducting the affairs of the Company pursuant to paragraph (b) above.

Actions taken pursuant to this Section are subject to conformity with any governmental directives issued during any such State of Emergency. Actions taken pursuant to this Section may be ratified at the next annual meeting of stockholders or at a special meeting called for that purpose; however, failure to ratify shall not render any action duly taken pursuant to this Section illegal or invalid as against third persons who have acquired rights or incurred disabilities in reliance thereon.


2. To the full extent permitted by applicable law, the Company will indemnify any director, officer or employee of the

    Company for any actions taken in good faith by such person during any State of Emergency pursuant to this Article VI or any resolution adopted in accordance herewith.

                                     ARTICLE VII
                                    CORPORATE SEAL

SEAL

1. The seal, an impression of which appears below, is the seal of the Company as adopted by the Board of Directors:

                                        [Seal]



    The Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, Senior Executive Vice President, Executive Vice President, Senior Vice President, Vice President, each Assistant Vice President, the Chief Financial Officer, the Secretary, each Assistant Secretary, each Trust Officer, or each Assistant Trust Officer shall have the authority to affix the corporate seal of this Company and to attest to the same.

                                     ARTICLE VIII
                               MISCELLANEOUS PROVISIONS

FISCAL YEAR

1.  The fiscal year of the Company shall be the calendar year.

EXECUTION OF INSTRUMENTS

2. All agreements, contracts, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Company by the Chairman of the Board, or Vice Chairman, or Chief Executive Officer, or the President, or Senior Executive Vice President, or Executive Vice President, or Senior Vice President, or Vice President, or Assistant Vice President, or Chief Financial Officer, or the Secretary, or Assistant Secretary, or, if in connection with the exercise of fiduciary powers of the Company, by any of said officers or by any Trust Officer or Assistant Trust Officer, to the extent authorized by the corporate policy of the Company, as adopted and modified from time to time. Any such instruments may also be executed, acknowledged, verified, delivered, or accepted in behalf of the Company in such other manner and by such other officers as the Board may from time to time direct.

VOTING SHARES OF OTHER CORPORATIONS

3. The Chairman, Vice Chairman, or President are authorized to vote, represent and exercise on behalf of this Company all rights incident to any and all shares of stock of any other corporation standing in the name of the Company. The authority granted herein may be exercised by such officers in person or by proxy or by power of attorney duly executed by said officer.

                                      ARTICLE IX
                                      AMENDMENTS

1. These Bylaws may be altered, amended, or added to by the stockholders at any annual or special meeting or to the extent permitted by law, by the Board of Directors at any meeting, provided in either case notice thereof has been given.

                                      EXHIBIT 6

                                  CONSENT OF TRUSTEE

    Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the 131/2% Series B Senior Secured Notes due 2002 of the Mohegan Tribal Gaming Authority, First Union Bank of Connecticut hereby consents that reports of examinations of Federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                             FIRST UNION BANK OF CONNECTICUT


                             By:  /s/ W. Jeffrey Kramer
                                   ----------------------------------
                                  W. Jeffrey Kramer
                                  Its Vice President

                               Board of Governors of the Federal Reserve System
              EXHIBIT 7        OMB Number: 7100-0036
              ---------
                               Federal Deposit Insurance Corporation
                               OMB Number: 3064-0052

                               Office of the Comptroller of the Currency
                               OMB Number: 1557-0081

                               Expires March 31, 1996

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
- -------------------------------------------------------------------------------
                               Please refer to page i,               /1/
      [Logo]                   Table of Contents, for
                               the required disclosure
                               of estimated burden.
- -------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1995             (951231)
                                                              --------
                                                             (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
- -------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Ernest J. Verrico, SVP and Comptroller
  ----------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/S/ Ernest J. Verrico
- ------------------------------------------------------
Signature of Officer Authorized to Sign Report

     January 29, 1996
- ------------------------------------------------------
Date of Signature

- ------------------------------------------------------

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.
NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


/s/ [Illegible]
- ----------------------------------------------
Director (Trustee)


/s/ Albert L. Knott
- ----------------------------------------------
Director (Trustee)



- ----------------------------------------------
Director (Trustee)

- -------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

- -------------------------------------------------------------------------------

FDIC Certificate Number /0/9/2/3/0/      CALL NO. 194   31    12-31-95
                        (RCRI 9050)
                                         STBK: 09-1563 02447 STCERT: 09-09230

                                         FIRST FIDELITY BANK
                                         P.O. BOX 700
                                         STAMFORD, CT   06904

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                               FFIEC 031
                                                               Page i
                                                                 /2/
Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
- -------------------------------------------------------------------------------
TABLE OF CONTENTS

SIGNATURE PAGE                                           Cover

REPORT OF INCOME

Schedule RI--Income Statement...........................RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital..................... RI-4

Schedule RI-B--Charge-offs and Recoveries and Changes
  in Allowance for Loan and Lease Losses...................RI-4, 5

Schedule RI-C--Applicable Income Taxes by Taxing
  Authority...................................................RI-5

Schedule RI-D--Income from International Operations...........RI-6

Schedule RI-E--Explanations................................RI-7, 8


Disclosure of Estimated Burden

The estimated average burden associated with this information collection is
31.6 hours per respondent and is estimated to vary from 15 to 225 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C.  20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C.  20429

REPORT OF CONDITION

Schedule RC--Balance Sheet.................................RC-1, 2

Schedule RC-A--Cash and Balances Due From Depository
  Institutions................................................RC-3

Schedule RC-B--Securities...............................RC-3, 4, 5

Schedule RC-C--Loans and Lease Financing Receivables:
     Part I. Loans and Leases..............................RC-6, 7
     Part II. Loans to Small Businesses and Small Farms
        (included in the forms for June 30 only).........RC-7a, 7b

Schedule RC-D--Trading Assets and Liabilities (to be
  completed only by selected banks)...........................RC-8

Schedule RC-E--Deposit Liabilities....................RC-9, 10, 11

Schedule RC-F--Other Assets..................................RC-11

Schedule RC-G--Other Liabilities.............................RC-11

Schedule RC-H--Selected Balance Sheet Items
  for Domestic Offices...................................... RC-12

Schedule RC-I--Selected Assets and Liabilities of IBFs.......RC-13

Schedule RC-K--Quarterly Averages............................RC-13

Schedule RC-L--Off-Balance Sheet Items...............RC-14, 15, 16

Schedule RC-M--Memoranda.................................RC-17, 18

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
  and Other Assets.......................................RC-19, 20

Schedule RC-O--Other Data for Deposit Insurance
  Assessments............................................RC-21, 22

Schedule RC-R--Risk-Based Capital........................RC-23, 24

Optional Narrative Statement Concerning the Amounts
  Reported in the Reports of Condition and Income............RC-25

Special Report (TO BE COMPLETED BY ALL BANKS)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)

For information or assistance, National and State nonmember banks should contact the FDIC's Call Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RI-1
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

Consolidated Report of Income
for the period January 1, 1995-December 31, 1995

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI -- Income Statement


                                                                                                        I480
                                                                                            -----------------
                                                              Dollar Amounts in Thousands   RIAD Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans:
      (1) In domestic offices:
          (a) Loans secured by real estate ...............................................   4011     109,582   1.a.(1)(a)
          (b) Loans to depository institutions ...........................................   4019          70   1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers ........   4024          22   1.a.(1)(c)
          (d) Commercial and industrial loans ............................................   4012      26,648   1.a.(1)(d)
          (e) Acceptances of other banks .................................................   4026          86   1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:
              (1) Credit cards and related plans .........................................   4054       1,268   1.a.(1)(f)(1)
              (2) Other ..................................................................   4055       9,635   1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions .....................   4056           0   1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
              (1) Taxable obligations ....................................................   4503         227   1.a.(1)(h)(1)
              (2) Tax-exempt obligations .................................................   4504         393   1.a.(1)(h)(2)
          (i) All other loans in domestic offices ........................................   4058         556   1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ..................   4059           0   1.a.(2)
   b. Income from lease financing receivables:
      (1) Taxable leases .................................................................   4505           0   1.b.(1)
      (2) Tax-exempt leases ..............................................................   4307           0   1.b.(2)
   c. Interest income on balances due from depository institutions:(1)
      (1) In domestic offices ............................................................   4105           2   1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ..................   4106           0   1.c.(2)
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Goverment agency and corporation obligations .   4027      35,094   1.d.(1)
      (2) Securities issued by states and political subdivbisions in the U.S.:
          (a) Taxable securities .........................................................   4506           0   1.d.(2)(a)
          (b) Tax-exempt securities ......................................................   4507          39   1.d.(2)(b)
      (3) Other domestic debt securities .................................................   3657       4,493   1.d.(3)
      (4) Foreign debt securities ........................................................   3658          21   1.d.(4)
      (5) Equity securities (including investments in mutual funds) ......................   3659           0   1.d.(5)
   e. Interest income from trading assets ................................................   4069           0   1.e.

- ----------
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RI-2
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

Schedule RI -- Continued


                                                                                 Year-to-date
                                                                            -----------------
                                           Dollar Amounts in Thousands      RIAD Bil Mil Thou
- ---------------------------------------------------------------------------------------------
1. Interest income (continued)
   f. Interest income on federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge
      and Agreement subsidiaries, and in IBFs ............................   4020       2,924   1.f.
   g. Total interest income (sum of items 1.a through 1.f) ...............   4107     191,060   1.g.
2. Interest expense:
   a. Interest on deposits:
      (1) Interest on deposits in domestic offices:
          (a) Transaction accounts (NOW accounts, ATS accounts, and
              telephone and preauthorized transfer accounts) .............   4508       3,109   2.a.(1)(a)
          (b) Nontransaction accounts:
              (1) Money market deposit accounts (MMDAs) ..................   4509      10,196   2.a.(1)(b)(1)
              (2) Other savings deposits .................................   4511       9,137   2.a.(1)(b)(2)
              (3) Time certificates of deposit of $100,000 or more .......   4174       5,108   2.a.(1)(b)(3)
              (4) All other time deposits ................................   4512      23,998   2.a.(1)(b)(4)
      (2) Interest on deposits in foreign offices, Edge and Agreement
          subsidiaries, and IBFs .........................................   4172           0   2.a.(2)
   b. Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its
      Edge and Agreement subsidiaries, and in IBFs .......................   4180      24,072   2.b.
   c. Interest on demand notes issued to the U.S. Treasury, trading
      liabilities, and other borrowed money ..............................   4185       2,986   2.c.
   d. Interest on mortgage indebtedness and obligations under capitalized
      leases .............................................................   4072           0   2.d.
   e. Interest on subordinated notes and debentures ......................   4200           0   2.e.
   f. Total interest expense (sum of items 2.a through 2.e) ..............   4073      78,606   2.f.
3. Net interest income (item 1.g minus 2.f) ..............................                      RIAD 4074      112,454   3.
4. Provisions:
   a. Provision for loan and lease losses ................................                      RIAD 4230       18,000   4.a
   b. Provision for allocated transfer risk ..............................                      RIAD 4243            0   4.b
5. Noninterest income:
   a. Income from fiduciary activities ...................................   4070      17,350   5.a.
   b. Service charges on deposit accounts in domestic offices ............   4080      12,838   5.b.
   c. Trading gains (losses) and fees from foreign exchange transactions..   4075         535   5.c.
   d. Other foreign transaction gains (losses) ...........................   4076           0   5.d
   e. Other gains (losses) and fees from trading assets and liabilities...   4077         109   5.e.
   f. Other noninterest income:
      (1) Other fee income ...............................................   5407       7,030   5.f.(1)
      (2) All other noninterest income* ..................................   5408       4,879   5.f.(2)
   g. Total noninterest income (sum of items 5.a through 5.f) ............                      RIAD 4079       42,741   5.g
6. a. Realized gains (losses) on held-to-maturity securities .............                      RIAD 3521            0   6.a
   b. Realized gains (losses) on available-for-sale securities ...........                      RIAD 3196          (23)  6.b
7. Noninterest expense:
   a. Salaries and employee benefits .....................................  4135       35,522   7.a.
   b. Expenses on premises and fixed assets (net of rental income)
      (excluding salaries and employee benefits and mortgage interest)....  4217       16,335   7.b.
   c. Other noninterest expense* .........................................  4092       29,741   7.c.
   d. Total noninterest expense (sum of items 7.a through 7.c) ...........                      RIAD 4093       81,598   7.d
8. Income (loss) before income taxes and extraordinary items and other
   adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)                    RIAD 4301       55,574   8.
9. Applicable income taxes (on item 8) ...................................                      RIAD 4302       20,181   9.
10.Income (loss) before extraordinary items and other adjustments (item 8
   minus 9) ..............................................................                      RIAD 4300       35,393  10.

- ----------
Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RI-3
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

Schedule RI -- Continued



                                                                                 Year-to-date
                                                                            -----------------
                                           Dollar Amounts in Thousands      RIAD Bil Mil Thou
- ---------------------------------------------------------------------------------------------

11. Extraordinary items and other adjustments:
    a. Extraordinary items and other adjustments, gross of income taxes*..  4310            0   11.a.
    b. Applicable income taxes (on item 11.a)* ...........................  4315            0   11.b.
    c. Extraordinary items and other adjustments, net of income taxes
       (item 11.a minus 11.b) ............................................                      RIAD 4320            0   11.c
12. Net income (loss) (sum of items 10 and 11.c)..........................                      RIAD 4340       35,393   12.


                                                                                         ----
                                                                                         I481
                                                                                 ------------
                                                                                 Year-to-date
                                                                            -----------------
Memoranda                                  Dollar Amounts in Thousands      RIAD Bil Mil Thou
- ---------------------------------------------------------------------------------------------

 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for
    federal income tax purposes ..........................................  4513           36   M.1.
 2. Income from the sale and servicing of mutual funds and annuities in
    domestic offices (included in Schedule RI, item 8) ...................  8431          461   M.2.
 3. Estimated foreign tax credit included in applicable income taxes,
    items 9 and 11.b above ...............................................  4309            0   M.3.
 4. To be completed only by banks with $1 billion or more in total assets:
    Taxable equivalent adjustment to "Income (loss) before income taxes
    and extraordinary items and other adjustments" (item 8 above) ........  1244          245   M.4.
 5. Number of full-time equivalent employees on payroll at end of current              Number
    period (round to nearest whole number) ...............................  4150          971   M.5.
 6. Not applicable
 7. If the reporting bank has restated its balance sheet as a result of
    applying push down accounting this calendar year, report the date                MM DD YY
    of the bank's acquisition ............................................  9106     00/00/00   M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
    (included in Schedule R1, items 5.c and 5.e):                                Bil Mil Thou
    a. Interest rate exposures ...........................................  8757            0   M.8.a.
    b. Foreign exchange exposures ........................................  8758          535   M.8.b.
    c. Equity security and index exposures ...............................  8759            0   M.8.c.
    d. Commodity and other exposures .....................................  8760            0   M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income ........................  8761            0   M.9.a.
    b. Net (increase) decrease to interest expense .......................  8762          288   M.9.b.
    c. Other (noninterest) allocations ...................................  8763            0   M.9.c.


- -------------------
Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RI-4
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

SCHEDULE RI-A -- CHANGES IN EQUITY CAPITAL

                                                                                                                         I483
                                                                                                   --------------------------
                                                                    Dollar Amounts in Thousands    RIAD    Bil   Mil     Thou
- -----------------------------------------------------------------------------------------------    --------------------------
 1. Total equity capital originally reported in the December 31, 1994, Reports of Condition
    and Income ...................................................................................  3215               271,145  1.
 2. Equity capital adjustments from amended Reports of Income, net* ..............................  3216                     0  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) .........................  3217               271,145  3.
 4. Net income (loss) (must equal Schedule R1, item 12) ..........................................  4340                35,393  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net ...........................  4346                     0  5.
 6. Changes incident to business combinations, net................................................  4356                     0  6.
 7. LESS: Cash dividends declared on preferred stock .............................................  4470                     0  7.
 8. LESS: Cash dividends declared on common stock ................................................  4460                34,830  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for
    this schedule) ...............................................................................  4411                     0  9.
10. Corrections of material accounting errors from prior years* (see instructions for this
    schedule) ....................................................................................  4412                     0 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities .............  8433                 2,471 11.
12. Foreign currency translation adjustments .....................................................  4414                     0 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) .....  4415                     0 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal
    Schedule RC, item (28) .......................................................................  3210               274,179 14.
                                                                                                   ---------------------------

- ----------
*Describe on Schedule R1-E -- Explanations.

SCHEDULE RI-B -- CHARGE-OFFS AND RECOVERIES AND CHANGES
                 IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                                      I486
                                                                   ---------------------------------------------------------
                                                                          (Column A)                     (Column B)
                                                                          Charge-offs                    Recoveries
                                                                   --------------------------    ---------------------------
                                                                                    Calendar year-to-date
                                                                   ---------------------------------------------------------
                                    Dollar Amounts in Thousands    RIAD    Bil   Mil     Thou     RIAD    Bil   Mil     Thou
- ---------------------------------------------------------------    --------------------------     --------------------------
 1. Loans secured by real estate:
    a. To U.S. addressees (domicile) ............................. 4651                 6,809     4661                   330 1.a.
    b. To non-U.S. addressees (domicile).......................... 4652                     0     4662                     0 1.b.
 2. Loans to depository institutions and acceptances of
    other banks:
    a. To U.S. banks and other U.S. depository institutions .....  4653                     0     4663                     0 2.a.
    b. To foreign banks .........................................  4654                     0     4664                     0 2.b.
 3. Loans to finance agricultural production and other loans to
    farmers .....................................................  4655                     0     4665                     0 3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile) ............................. 4645                 6,141     4617                 2,524 4.a.
    b. To non-U.S. addressees (domicile).......................... 4646                     0     4618                     0 4.b.
 5. Loans to individuals for household, family, and other
    personal expenditures:
    a. Credit cards and related plans ...........................  4656                    15     4666                     1 5.a.
    b. Other (includes single payment, installment, and all
       student loans) ...........................................  4657                 1,021     4667                   530 5.b.
 6. Loans to foreign governments and official institutions ......  4643                     0     4627                     0 6.
 7. All other loans .............................................  4644                     0     4628                     0 7.
 8. Lease financing receivables:
    a. Of U.S. addressees (domicile).............................. 4658                     0     4668                     0 8.a.
    b. Of non-U.S. addressees (domicile).......................... 4659                     0     4669                     0 8.b.
 9. Total (sum of items 1 and 8).................................  4635                13,986     4605                 3,385 9.


Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RI-5
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|


PART I. CONTINUED
                                                                          (Column A)                     (Column B)
                                                                          Charge-offs                    Recoveries
                                                                   ------------------------     -----------------------
                                                                                  Calendar year-to-date
                                                                   ----------------------------------------------------
Memoranda                           Dollar Amounts in Thousands    RIAD    Bil   Mil    Thou  RIAD    Bil   Mil    Thou
- ---------------------------------------------------------------    -------------------------  -------------------------
1-3. Not applicable
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate)
   included in Schedule R1-B, part I, items 4 and 7, above ......  5409                    0  5410                     0 M.4.
5. Loans secured by real estate in domestic offices (included in
   Schedule R1-B, part I, item 1, above):
   a. Construction and land development .........................  3582                  617  3583                     0 M.5.a.
   b. Secured by farmland .......................................  3584                    0  3585                     0 M.5.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family
          residential properties and extended under lines of
          credit ................................................  5411                  551  5412                    80 M.5.c.(1)
      (2) All other loans secured by 1-4 family residential
          properties ............................................  5413                1,078  5414                    35 M.5.c.(2)
  d. Secured by multifamily (5 or more) residential properties ..  3588                    0  3589                     0 M.5.d.(2)
  e. Secured by nonfarm nonresidential properties ...............  3590                4,563  3591                   215 M.5.e.


PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                              Dollar Amounts in Thousands    RIAD    Bil   Mil     Thou
- -------------------------------------------------------------------------    ----------------------------
1. Balance originally reported in the December 31, 1994, Reports of
   Condition and Income .................................................    3124                 61,607 1.
2. Recoveries (must equal part I, item 9, column B above)................    4605                  3,385 2.
3. LESS: Charge-offs (must be equal part I, item 9, column A above) .....    4635                 13,986 3.
4. Provision for loan and lease losses (must equal Schedule RI,
   item 4.a) ............................................................    4230                 18,000 4.
5. Adjustments* (see instructions for this schedule) ...................     4815                      0 5.
6. Balance end of current period (sum of items 1 through 5) (must
   equal Schedule RC, item 4.b) .........................................    3123                 73,006 6.


- ----------
*Describe on Schedule RI-E -- Explanations.

SCHEDULE RI-C -- APPLICABLE INCOME TAXES BY TAXING AUTHORITY

Schedule RI-C is to be reported with the December Report of Income.

                                              Dollar Amounts in Thousands    RIAD    Bil   Mil     Thou
- -------------------------------------------------------------------------    ----------------------------
1. Federal ..............................................................    4780                 19,981 1.
2. State and local ......................................................    4790                    200 2.
3. Foreign ..............................................................    4795                      0 3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI,
   items 9 and 11.b) ....................................................    4770                 20,181 4.
5. Deferred portion of Item 4 ................. RIAD 4772         (6,493)                                5.
                                                ---------------------------------------------------------

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RI-6
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                                                                       ----
                                                                                                                       I492
                                                                                                               ------------
                                                                                                               Year-to-date
                                                                                                    -----------------------
                                                                       Dollar Amounts in Thousands  RIAD   Bil   Mil   Thou
- ---------------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
   a. Interest income booked. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4837               N/A   1.a.
   b. Interest expense booked . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4838               N/A   1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and
      IBFs (item 1.a minus 1.b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4839               N/A   1.c.
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at domestic offices . . . 4840               N/A   2.a.
   b. Net interest income attributable to domestic business booked at foreign offices . . . . . . . 4841               N/A   2.b.
   c. Net booking location adjustment (item 2.a minus 2.b). . . . . . . . . . . . . . . . . . . . . 4842               N/A   2.c.
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations . . . . . . . . . . . . . . . . . 4097               N/A   3.a.
   b. Provision for loan and lease losses attributable to international operations. . . . . . . . . 4235               N/A   3.b.
   c. Other noninterest expense attributable to international operations. . . . . . . . . . . . . . 4239               N/A   3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus
      3.b and 3.c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4843               N/A   3.d.
4. Estimated pretax income attributable to international operations before capital allocation
   adjustment (sum of items 1.c, 2.c, and 3.d). . . . . . . . . . . . . . . . . . . . . . . . . . . 4844               N/A   4.
5. Adjustment to pretax income for internal allocations to international operations to reflect
   the effects of equity capital on overall bank funding costs. . . . . . . . . . . . . . . . . . . 4845               N/A   5.
6. Estimated pretax income attributable to international operations after capital allocation
   adjustment (sum of items 4 and 5). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4846               N/A   6.
7. Income taxes attributable to income from international operations as estimated in item 6 . . . . 4797               N/A   7.
8. Estimated net income attributable to international operations (item 6 minus 7) . . . . . . . . . 4341               N/A   8.
                                                                                                   ------------------------

Memoranda

                                                                                                    -----------------------
                                                                       Dollar Amounts in Thousands  RIAD   Bil   Mil   Thou
- ---------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above. . . . . . . . . . . . . . . . . . . . . 4847               N/A   M.1.
2. Intracompany interest expense included in item 1.b above . . . . . . . . . . . . . . . . . . . . 4848               N/A   M.2.
                                                                                                   ------------------------

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                               ------------
                                                                                                               Year-to-date
                                                                                                    -----------------------
                                                                       Dollar Amounts in Thousands  RIAD   Bil   Mil   Thou
- ---------------------------------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4849               N/A   1.
2. Interest expense booked at IBFs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4850               N/A   2.
3. Noninterest income attributable to international operations booked at domestic offices
   (excluding IBFs):
   a. Gains (losses) and extraordinary items. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5491               N/A   3.a.
   b. Fees and other noninterest income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5492               N/A   3.b.
4. Provision for loan and lease losses attributable to international operations booked at domestic
   offices (excluding IBFs) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4852               N/A   4.
5. Other noninterest expense attributable to international operations booked at domestic offices
   (excluding IBFs) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4853               N/A   5.
                                                                                                    -----------------------

                                                           8

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RI-7
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                  ----
                                                                                                                  I495
                                                                                                          ------------
                                                                                                          Year-to-date
                                                                                               -----------------------
                                                                  Dollar Amounts in Thousands  RIAD   Bil   Mil   Thou
- ----------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
   a. Net gains on other real estate owned . . . . . . . . . . . . . . . . . . . . . . . . . . 5415                  0  1.a.
   b. Net gains on sales of loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5416              1,324  1.b.
   c. Net gains on sales of premises and fixed assets. . . . . . . . . . . . . . . . . . . . . 5417                  0  1.c.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.f.(2):
      ---------
   d. TEXT 4461 Cash Surrender Value - Corp Owned Life Insurance                               4461              1,016  1.d.
      ----------------------------------------------------------------------------------------
   e. TEXT 4462 Check Book Sales                                                               4462              1,673  1.e.
      ----------------------------------------------------------------------------------------
      TEXT 4463                                                                                4463                     1.f.
      ----------------------------------------------------------------------------------------

2. Other noninterest expense (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets. . . . . . . . . . . . . . . . . . . . . . . . 4531              3,172  2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net losses on other real estate owned. . . . . . . . . . . . . . . . . . . . . . . . . . 5418                  0  2.b.
   c. Net losses on sales of loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5419                  0  2.c.
   d. Net losses on sales of premises and fixed assets . . . . . . . . . . . . . . . . . . . . 5420                  0  2.d.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c:
      --------
   e. TEXT 4464 FDIC Assessment                                                                4464              3,123  2.e.
      ----------------------------------------------------------------------------------------
   f. TEXT 4467 Intercompany Management Fees                                                   4467              5,263  2.f.
      ----------------------------------------------------------------------------------------
   g. TEXT 4468                                                                                4468                     2.g.
      ----------------------------------------------------------------------------------------

3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
          --------
   a. (1) TEXT 4469                                                                            4469                     3.a.(1)
          ------------------------------------------------------------------------------------
      (2) Applicable income tax effect                                  RIAD 4486                                       3.a.(2)
                                                                        ----------------------
          ---------
   b. (1) TEXT 4487                                                                            4487                     3.b.(1)
          ------------------------------------------------------------------------------------
      (2) Applicable income tax effect                                  RIAD 4488                                       3.b.(2)
                                                                        ----------------------
          ---------
   c. (1) TEXT 4489                                                                            4489                     3.c.(1)
          ------------------------------------------------------------------------------------
      (2) Applicable income tax effect                                  RIAD 4491                                       3.c.(2)
                                                                        ----------------------
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)
   (itemize and describe all adjustments):
      ---------
   a. TEXT 4492                                                                                4492                     4.a.
      ----------------------------------------------------------------------------------------
   b. TEXT 4493                                                                                4493                     4.b.
      ----------------------------------------------------------------------------------------
5. Cumulative effect of changes in accounting principles from prior years
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
      ---------
   a. TEXT 4494                                                                                4494                     5.a.
      ----------------------------------------------------------------------------------------
   b. TEXT 4495                                                                                4495                     5.b.
      ----------------------------------------------------------------------------------------
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)
   (itemize and describe all corrections):
      ---------
   a. TEXT 4496                                                                                4496                     6.a.
      ----------------------------------------------------------------------------------------
   b. TEXT 4497                                                                                4497                     6.b.
      ----------------------------------------------------------------------------------------


Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RI-8
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

SCHEDULE RI-E--CONTINUED


                                                                                                               ------------
                                                                                                               Year-to-date
                                                                                                    -----------------------
                                                                       Dollar Amounts in Thousands  RIAD   Bil   Mil   Thou
- ---------------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):
      ---------
   a. TEXT 4498                                                                                     4498                      7.a.
      ---------------------------------------------------------------------------------------------
   b. TEXT 4499                                                                                     4499                      7.b.
      ---------------------------------------------------------------------------------------------
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)
   (itemize and describe all such adjustments):
      ---------
   a. TEXT 4521                                                                                     4521                      8.a.
      ---------------------------------------------------------------------------------------------
   b. TEXT 4522                                                                                     4522                      8.b.
      ---------------------------------------------------------------------------------------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its              I498          I499
   option, any other significant items affecting the Report of Income):                              ------------------------
   No comment __ (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)


Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-1
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.



SCHEDULE RC--BALANCE SHEET

                                                                                                                  C400
                                                                                                                  ----
                                                                  Dollar Amounts in Thousands     RCFD  Bil  Mil  Thou
- ----------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1)..................................     0081         214,677   1.a.
    b. Interest-bearing balances(2)...........................................................     0071              50   1.b.
2.  Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A).............................     1754          13,097   2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)...........................     1773         660,698   2.b.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank an of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds sold.....................................................................     0276           7,000   3.a.
    b. Securities purchased under agreements to resell........................................     0277               0   3.b.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule RC-C)  RCFD 2122    1,938,535                              4.a
    b. LESS: Allowance for loan and lease losses....................  RCFD 3123       73,006                              4.b.
    c. LESS: Allocated transfer risk reserve........................  RCFD 3128            0                              4.c.
    d. Loans and leases, net of unearned income,
       allowance, and reserve (item 4.a minus 4.b and 4.c)....................................     2125       1,865,529   4.d.
5.  Trading assets (from Schedule RC-D).......................................................     3545               0   5.
6.  Premises and fixed assets (including capitalized leases)..................................     2145          32,691   6.
7.  Other real estate owned (from Schedule RC-M)..............................................     2150           4,555   7.
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)..     2130               0   8.
9.  Customers' liability to this bank on acceptances outstanding..............................     2155           2,004   9.
10. Intangible assets (from Schedule RC-M)....................................................     2143          38,909  10.
11. Other assets (from Schedule RC-F).........................................................     2160          95,032  11.
12. Total assets (sum of items 1 through 11)......................... ........................     2170       2,934,242  12.


- -------------------
1) Includes cash items in process of collection and unposted debits.
2) Includes time certificates of deposits not held for trading.

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-2
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|


SCHEDULE RC--Continued

                                                                  Dollar Amounts in Thousands             Bil  Mil  Thou
- ------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits
    a. In domestic offices (sum of totals of columns A and C from Schedule R-E, part 1)......    RCON 2200     2,101,747  13.a.
    (1) Noninterest-bearing(1)........................................  RCON 6631     571,988                             13.a.(1)
    (2) Interest-bearing..............................................  RCON 6636   1,529,759                             13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,
       part II)..............................................................................    RCFN 2200             0  13.b.
    (1) Noninterest-bearing...........................................  RCFN 6631           0                             13.b.(1)
    (2) Interest-bearing..............................................  RCFN 6636           0                             13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased...............................................................    RCFD 0278         2,255  14.a.
    b. Securities sold under agreements to repurchase........................................    RCFD 0279       518,872  14.b.
15. a. Demand notes issued to the U.S. Treasury..............................................    RCON 2840             0  15.a.
    b. Trading liabilities (from Schedule RC-D)..............................................    RCFD 3548             0  15.b.
16. Other borrowed money:
    a. With original maturity of one year or less............................................    RCFD 2332             0  16.a.
    b. With original maturity of more than one year..........................................    RCFD 2333             0  16.b.
17. Mortgage indebtedness and obligations under capitalized leases...........................    RCFD 2910             0  17.
18. Bank's liability on acceptances executed and outstanding.................................    RCFD 2920         2,004  18.
19. Subordinated notes and debentures........................................................    RCFD 3200             0  19.
20. Other liabilities (from Schedule RC-G)...................................................    RCFD 2930        35,185  20.
21. Total liabilities (sum of items 13 through 20)...........................................    RCFD 2948     2,660,063  21.
22. Limited-life preferred stock and related surplus.........................................    RCFD 3282             0  22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus............................................    RCFD 3838             0  23.
24. Common stock.............................................................................    RCFD 3230        14,424  24.
25. Surplus (exclude all surplus related to preferred stock).................................    RCFD 3839       200,511  25.
26. a. Undivided profits and capital reserves................................................    RCFD 3632        60,566  26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities................    RCFD 8434        (1,322) 26.b.
27. Cumulative foreign currency translation adjustments......................................    RCFD 3284             0  27.
28. Total equity capital (sum of items 23 through 27)........................................    RCFD 3210       274,179  28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,
    and 28)..................................................................................    RCFD 3300     2,934,242  29.

Memorandum

To be reported only with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that best describes the
   most comprehensive level of auditing work performed for the bank by independent external                      Number
   auditors as of any date during 1994...................................................................  RCFD 6724 N/A  M.1.


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

- -------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-3
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                              C405
                                                                                  ------------------
                                                              (Column A)            (Column B)
                                                             Consolidated            Domestic
                                                                Bank                  Offices
                                                          ---------------------   ------------------
                            Dollar Amounts in Thousands    RCFD    Bil Mil Thou   RCON  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits,
   and currency and coin................................   0022         136,003                       1.
   a. Cash items in process of collection and unposted
      debits............................................                          0020       109,367  1.a.
   b. Currency and coin.................................                          0080        26,636  1.b.
2. Balances due from depository institutions in
   the U.S. ............................................                          0082        24,898  2.
   a. U.S. branches and agencies of foreign banks
      (including their IBFs)............................   0083               0                       2.a.
   b. Other commercial banks in the U.S. and other
      depository institutions in the U.S. (including
      their IBFs).......................................   0085          24,898                       2.b.
3. Balances due from banks in foreign countries and
   foreign central banks................................                          0070           159  3.
   a. Foreign branches of other U.S. banks..............   0073               0                       3.a.
   b. Other banks in foreign countries and foreign
      central banks.....................................   0074             159                       3.b.
4. Balances due from Federal Reserve Banks..............   0090          53,667   0090        53,667  4.
5. Total (sum of items 1 through 4) (total of column A
   must equal Schedule RC, sum of items 1.a and 1.b)....   0010         214,727   0010       214,727  5.
                                                          ---------------------   ------------------

                                                                                  ------------------
Memorandum                                        Dollar Amounts in Thousands     RCON  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
1. Noninterest-bearing balances due from commercial
   banks in the U.S. (included in item 2, column B
   above)........................................................................ 0050       24,898   M.1.
                                                                                  ------------------

SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                                                                                   C410
                                        ---------------------------------------------------------------------------------
                                                   Held-to-maturity                         Available-for-sale
                                        ---------------------------------------   ---------------------------------------
                                            (Column A)           (Column B)            (Column C)         (Column D)
                                          Amortized Cost         Fair Value          Amortized Cost      Fair Value(1)
                                        ------------------   ------------------   ------------------   ------------------
         Dollar Amounts in Thousands    RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities............ 0211             0   0213             0   1286       166,663   1287      166,714    1.
2. U.S. Government agency and
   corporation obligations (exclude
   mortgage-backed securities):
   a. Issued by U.S. Government
      agencies(2)...................... 1289             0   1290             0   1291             0   1293            0    2.a.
   b. Issued by U.S. Government-
      sponsored agencies(3)............ 1294         3,773   1295         3,773   1297        43,927   1298       43,739    2.b.
                                        ---------------------------------------------------------------------------------

- ----------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage
     Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-4
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

SCHEDULE RC-B--CONTINUED

                                        ---------------------------------------------------------------------------------
                                                   Held-to-maturity                         Available-for-sale
                                        ---------------------------------------   ---------------------------------------
                                            (Column A)           (Column B)            (Column C)         (Column D)
                                          Amortized Cost         Fair Value          Amortized Cost      Fair Value(1)
                                        ------------------   ------------------   ------------------   ------------------
         Dollar Amounts in Thousands    RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
3. Securities issued by states and
   political subdivisions in
   the U.S.:
   a. General obligations.............  1676            255  1677           261   1678             0   1679             0  3.a.
   b. Revenue obligations.............  1681            266  1686           266   1690             0   1691             0  3.b.
   c. Industrial development and
      similar obligations.............  1694              0  1695             0   1696             0   1697             0  3.c.
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA..........  1698              0  1699             0   1701             0   1702             0  4.a.(1)
      (2) Issued by FNMA and FHLMC....  1703          8,554  1705         8,599   1706             0   1707             0  4.a.(2)
      (3) Other pass-through
          securities..................  1709              0  1710             0   1711             0   1713             0  4.a.(3)
   b. Other mortgage-backed securities
      (include CMOs, REMICs, and
      stripped MBS):
      (1) Issued or guaranteed by
          FNMA, FHLMC, or GNMA........  1714              0  1715             0   1716       380,254   1717       379,112  4.b.(1)
      (2) Collateralized by MBS issued
          or guaranteed by FHMA FHLMC,
          or GNMA.....................  1718              0  1719             0   1731             0   1732             0  4.b.(2)
      (3) All other mortgage-backed
          securities..................  1733              2  1734             2   1735        71,878   1736        71,123  4.b.(3)
5. Other debt securities:
   a. Other domestic debt securities..  1737              0  1738             0   1739             0   1741             0  5.a.
   b. Foreign debt securities.........  1742            247  1743           247   1744             0   1746             0  5.b.
6. Equity securities:
   a. Investments in mutual funds.....                                            1747             0   1748             0  6.a.
   b. Other equity securities with
      readily determinable fair
      values..........................                                            1749             0   1751             0  6.b.
   c. All other equity securities(1)..                                            1752            10   1753            10  6.c.
7. Total (sum of items 1 through 6)
   (total of column A must equal
   Schedule RC, item 2.a) (total
   of column D must equal Schedule RC,
   item 2.b)..........................  1754         13,097  1771        13,148   1772       662,732   1773       660,698  7.
                                        ---------------------------------------------------------------------------------

- -----------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-5
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

Schedule RC-B--Continued

                                                                                               C412
                                                                                  ------------------
Memorandum                  Dollar Amounts in Thousands                           RCFD  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
1. Pledged securities(2)........................................................  0416       546,728  M.1.
2. Maturity and repricing data for debt securities(2)(3)(4) (excluding those in nonaccrual status):
   a. Fixed rate debt securities with a remaining maturity of:
      (1) Three months or less..................................................  0343            30  M.2.a.(1)
      (2) Over three months through 12 months...................................  0344            83  M.2.a.(2)
      (3) Over one year through five years......................................  0345         4,132  M.2.a.(3)
      (4) Over five years.......................................................  0346         8,852  M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
          through 2.a.(4).......................................................  0347        13,097  M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:
      (1) Quarterly or more frequently..........................................  4544             0  M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly.......  4545             0  M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than
          annually..............................................................  4551       312,326  M.2.b.(3)
      (4) Less frequently than every five years.................................  4552       348,362  M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)
          through 2.b.(4))......................................................  4553       660,688  M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual debt securities included in
      Schedule RC-N, item 9, column C)..........................................  0393       673,785  M.2.c.
3. Not applicable
4. Held-to-maturity debt securities restructured and in compliance with modified
   terms (included in Schedule RC-B, items 3 through 5, column A, above)........  5365             0  M.4.
5. Not applicable
6. Floating rate debt securities with a remaining maturity of one year or
   less(2)(5) (to be completed by all banks)....................................  5519             0  M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
   (report the amortized cost at date of sale or transfer)......................  1778             0  M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
   a. Amortized cost............................................................  8780         5,002  M.8.a.
   b. Fair value................................................................  8781         4,920  M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost............................................................  8782        11,419  M.9.a.
   b. Fair value................................................................  8783        11,505  M.9.b.
                                                                                  ------------------

- -----------------
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(5) For commercial banks, the debt securities included in Memorandum item 6 will also have been reported in Memorandum item 2.b above. For savings banks, the debt securities included in Memorandum item 6 will also have been reported in supplemental Schedule RC-J, part I, item 4. Savings banks should note that available-for-sale debt securities are reported at fair value in Memorandum item 6 and at amortized cost in Schedule RC-J.

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-6
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                               C415
                                                           ------------------------------------------
                                                               (Column A)            (Column B)
                                                              Consolidated            Domestic
                                                                 Bank                  Offices
                                                           ---------------------   ------------------
                             Dollar Amounts in Thousands    RCFD    Bil Mil Thou   RCON  Bil Mil Thou
- -----------------------------------------------------------------------------------------------------
 1. Loans secured by real estate..........................  1410       1,408,601                        1.
    a. Construction and land development..................                         1415        13,122   1.a.
    b. Secured by farmland (including farm residential and
       other improvements)................................                         1420           121   1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family
           residential properties and extended under
           lines of credit................................                         1797       139,530   1.c.(1)
       (2) All other loans secured by 1-4 family residential
           properties:
           (a) Secured by first liens.....................                         5367       754,185   1.c.(2)(a)
           (b) Secured by junior liens....................                         5368        37,083   1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential
       properties.........................................                         1460        53,673   1.d.
    e. Secured by nonfarm nonresidential properties.......                         1480       410,887   1.e.
 2. Loans to depository institutions:
    a. To commercial banks in the U.S. ...................                         1505        42,450   2.a.
       (1) To U.S. branches and agencies of foreign banks.  1506               0                        2.a.(1)
       (2) To other commercial banks in the U.S. .........  1507          42,450                        2.a.(2)
    b. To other depository institutions in the U.S. ......  1517             748   1517           748   2.b.
    c. To banks in foreign countries......................                         1510         1,119   2.c.
       (1) To foreign branches of other U.S. banks........  1513               0                        2.c.(1)
       (2) To other banks in foreign countries............  1516           1,119                        2.c.(2)
 3. Loans to finance agricultural production and other
    loans to farmers......................................  1590             209   1590           209   3.
 4. Commercial and industrial loans:
    a. To U.S. addresses (domicile).......................  1763         358,806   1763       358,806   4.a.
    b. To non-U.S. addresses (domicile)...................  1764               0   1764             0   4.b.
 5. Acceptances of other banks:
    a. Of U.S. banks......................................  1756               0   1756             0   5.a.
    b. Of foreign banks...................................  1757               0   1757             0   5.b.
 6. Loans to individuals for household, family, and other
    personal expenditures (i.e., consumer loans)
    (includes purchased paper)............................                         1975       111,259   6.
    a. Credit cards and related plans (includes check
       credit and other revolving credit plans)...........  2008           8,020                        6.a.
    b. Other (includes single payment, installment, and
       all student loans).................................  2011         103,239                        6.b.
 7. Loans to foreign governments and official institutions
    (including foreign central banks).....................  2081               0   2081             0   7.
 8. Obligations (other than securities and leases) of
    states and political subdivisions in the U.S. (includes
    nonrated industrial development obligations...........  2107           6,731   2107         6,731   8.
 9. Other loans...........................................  1563           9,424                        9.
    a. Loans for purchasing or carrying securities
       (secured and unsecured)............................                         1545             0   9.a.
    b. All other loans (exclude consumer loans)...........                         1564         9,424   9.b.
10. Lease financing receivables (net of unearned income)..                         2165             0   10.
    a. Of U.S. addresses (domicile).......................  2182               0                        10.a.
    b. Of non-U.S. addresses (domicile)...................  2183               0                        10.b.
11. LESS: Any unearned income on loans reflected in
    items 1-9 above.......................................  2123             812   2123           812   11.
12. Total loans and leases, net of unearned income (sum of
    items 1 through 10 minus item 11) (total of column A
    must equal Schedule RC, item 4.a).....................  2122       1,938,535   2122     1,938,535   12.
                                                           ------------------------------------------

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-7
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

SCHEDULE RC-C--CONTINUED

PART I. CONTINUED



                                                     (COLUMN A)           (COLUMN B)
                                                    CONSOLIDATED           DOMESTIC
memoranda                                               BANK               OFFICES
                                                  ------------------   -----------------
                    DOLLAR AMOUNTS IN THOUSANDS   RCFD  BIL MIL THOU   RCON  BIL MIL THOU
- -----------------------------------------------   ------------------   ------------------

 1. Commercial paper included in Schedule RC-C,
      part 1, above . . . . . . . . . . . . . . .  1496            0   1496             0   M.1.
 2. Loans and leases restructured and in
      compliance with modified terms (included
      in Schedule RC-C, part 1, above and not
      reported as past due or nonaccrual in
      Schedule RC-N, Memorandum item 1):

      a. Loans secured by real estate:
         (1) To U.S. addresses (domicile)  . . . . 1687            0   M.2.a.(1)
         (2) To non-U.S. addresses (domicile)  . . 1689            0   M.2.a.(2)
      b. All other loans and all lease financing
         receivables (exclude loans to individuals
         for household, family, and other personal
         expenditures) . . . . . . . .. . . . . .  8691            0   M.2.b.
      c. Commercial and industrial loans to and
         lease financing receivables of non-U.S.
         addresses (domicile) included in
         Memorandum item 2.b above. . . . . . . .  8692            0   M.2.c.
 3. Maturity and repricing data for loans and
    leases(1) (excluding those in nonaccrual
    status):
    a. Fixed rate loans and leases with a
       remaining maturity of:
       (1) Three months or less . . . . . . . . .  0348       42,067   M.3.a.(1)
       (2) Over three months through 12 months. .  0349       54,198   M.3.a.(2)
       (3) Over one year through five years . . .  0356      347,159   M.3.a.(3)
       (4) Over five years  . . . . . . . . . . .  0357      544,936   M.3.a.(4)
       (5) Total fixed rate loans and leases
           (sum of Memorandum items 3.a.(1)
           through 3.a.(4))  . . . . . . . . . . . 0358      988,360   M.3.a.(5)
    b. Floating rate loans with a repricing
       frequency of:
       (1) Quarterly or more frequently. . . . . . 4554      472,531   M.3.b.(1)
       (2) Annually or more frequently, but less
           frequently than quarterly . . . . . . . 4555      425,223   M.3.b.(2)
       (3) Every five years or more frequently.
           but less frequently than annually . . . 4561      17,698    M.3.b.(3)
       (4) Less frequently than every five
           years . . . . . . . . . . . . . . . . . 4564       6,774    M.3.b.(4)
       (5) Total floating rate loans (sum of
           Memorandum items 3.b.(1) through
           3.b.(4))  . . . . . . . . . . . . . . . 4567     922,226    M.3.b.(5)
    c. Total loans and leases (sum of Memorandum
       items 3.a.(5) and 3.b.(5)) (must equal
       the sum of total loans and leases, net,
       from Schedule RC-C, part I, item 12, plus
       unearned income from Schedule RC-C, part I,
       item 11, minus total nonaccrual loans and
       leases from Schedule RC-N, sum of items 1
       through 8, column C)  . . . . . . . . . . . 1479    1,910,586   M.3.c.
 4. Loans to finance commercial real estate,
    construction, and land development activities
    (not secured by real estate) included in
    Schedule RC-C, part I, items 4 and 9,
    column A, page RC-6(2)   . . . . . . . . . . . 2746       48,919   M.4.
 5. Loans and leases held for sale (included in
    Schedule RC-C, part I, above)  . . . . . . . . 5369            0   M.5.
 6. Adjustable rate closed-end loans secured
    by first liens on 1-4 family residential
    properties (included in Schedule RC-C,                             RCON Bil Mil Thou
    part I, item 1.c.(2)(a), column B, page RC-6 .                     5370      466,418    M.6.
                                                  ------------------   -----------------

- ---------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-8
City, State  Zip:     STAMFORD, CT  06904


FDIC CERTIFICATE NO.: |0|9|2|3|0|

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).


                                                                          C420
                                                          ---------------------
                    DOLLAR AMOUNTS IN THOUSANDS                    BIL MIL THOU
- -----------------------------------------------           ---------------------
ASSETS
 1. U.S. Treasury securities in domestic offices . . .    RCON 3531           0     1.
 2. U.S. Government agency and corporation
    obligations in domestic offices (exclude
    mortgage-backed securities)  . . . . . . . . . . .    RCON 3532           0     2.
 3. Securities issued by states and political
    subdivisions in the U.S. in domestic offices . . .    RCON 3533           0     3.
 4. Mortgage-backed securities (MBS) in domestic
    offices:
    a. Pass-through securities issued or guaranteed by
       by FNMA, FHLMC, or GNMA. . . . . . . . . . . . .   RCON 3534           0     4.a.
    b. Other mortgage-backed securities issued or
       guaranteed by FNMA, FHLMC, or GNMA (include
       CMOs, REMICs, and stripped MBS)  . . . . . . . .   RCON 3535           0     4.b.
    c. All other mortgage-backed securities . . . . . .   RCON 3536           0     4.c.
 5. Other debt securities in domestic offices . . . . .   RCON 3537           0     5.
 6. Certificates of deposit in domestic offices . . . .   RCON 3538           0     6.
 7. Commercial paper in domestic offices  . . . . . . .   RCON 3539           0     7.
 8. Bankers acceptances in domestic offices . . . . . .   RCON 3540           0     8.
 9. Other trading assets in domestic offices. . . . . .   RCON 3541           0     9.
10. Trading assets in foreign offices . . . . . . . . .   RCFN 3542           0    10.
11. Revaluation gains on interest rate, foreign
    exchange rate, and other commodity and equity
    contracts:
    a. in domestic offices . . . . . . . . . . . . . . .  RCON 3543           0    11.a.
    b. in foreign offices  . . . . . . . . . . . . . . .  RCFN 3544           0    11.b.
12. Total trading assets (sum of items 1 through
    11) (must equal Schedule RC, item 5) . . . . . . . .  RCFD 3545           0    12.
                                                          ---------------------
LIABILITIES                                                       Bil Mil  Thou
                                                          ---------------------

13. Liability for short positions  . . . . . . . . . . .  RCFD 3546           0    13.
14. Revaluation losses on interest rate, foreign
    exchange rate, and other commodity and equity
    contracts  . . . . . . . . . . . . . . . . . . . . .  RCFD 3547           0    14.
15. Total trading liabilities (sum of items 13 and
    14) (must equal Schedule RC, item 15.b)  . . . . . .  RCFD 3548           0    15.
                                                          ---------------------


Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                                                                  C425
                                                          ---------------------------------------------------------------
                                                                                                         Nontransaction
                                                                      Transaction Accounts                  Accounts
                                                          ---------------------------------------------------------------
                                                              (Column A)            (Column B)            (Column C)
                                                            Total transaction        Memo: Total            Total
                                                           accounts (including      demand deposits      nontransaction
                                                              total demand           (included in           accounts
                                                                deposits)              column A)       (including MMDAs)
                                                          ---------------------   ------------------   ------------------
                            Dollar Amounts in Thousands    RCON    Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations...........  2201         794,062   2240       528,820   2346     1,246,382  1.
2. U.S. Government.......................................  2202             803   2280           803   2520             0  2.
3. States and political subdivisions in the U.S. ........  2203          31,944   2290        29,135   2530        15,326  3.
4. Commercial banks in the U.S. .........................  2206           3,883   2310         3,883                       4.
   a. U.S. branches and agencies of foreign banks........                                              2347             0  4.a.
   b. Other commercial banks in the U.S. ................                                              2348             0  4.b.
5. Other depository institutions in the U.S. ............  2207           1,685   2312         1,685   2349             0  5.
6. Banks in foreign countries............................  2213             221   2320           221                       6.
   a. Foreign branches of other U.S. banks...............                                              2367             0  6.a.
   b. Other banks in foreign countries...................                                              2373             0  6.b.
7. Foreign governments and official institutions
   (including foreign central banks).....................  2216               0   2300             0   2377             0  7.
8. Certified and official checks.........................  2330           7,441   2330         7,441                       8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)............................................  2215         840,039   2210       571,988   2385     1,261,708  9.
                                                          ---------------------------------------------------------------

Memoranda

                                                                                  ------------------
                                                   Dollar Amounts in Thousands    RCON  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total individual Retirement Accounts (IRAs) and Keogh Plan accounts......   6835       206,910  M.1.a.
   b. Total brokered deposits..................................................   2365             0  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000........................   2343             0  M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000 and participated out by the broker in shares
          of $100,000 or less..................................................   2344             0  M.1.c.(2)
   d. Total deposits denominated in foreign currencies.........................   3776             0  M.1.d.
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or
      collateralized as required under state law).............................   5590        32,888  M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)................................   6810       300,262  M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)..............................   0352       362,083  M.2.a.(2)
   b. Total time deposits of less than $100,000................................   6648       497,858  M.2.b.
   c. Time certificates of deposit of $100,000 or more.........................   6645       101,505  M.2.c.
   d. Open-account time deposits of $100,000 or more...........................   6646             0  M.2.d.
3. All NOW accounts (included in column A above)...............................   2398       268,051  M.3.
                                                                                  ------------------

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)

- ----------------------------------------------------------------------------------------------------
Deposit Totals for FDIC Insurance Assessments
                                                                                  ------------------
                                                   Dollar Amounts in Thousands    RCON  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
4. Total deposits in domestic offices (sum of item 9, column A and item 9,
   column C) (must equal Schedule RC, item 13.a)...............................   2200     2,101,747  M.4.
   a. Total demand deposits (must equal item 9, column B)......................   2210       571,988  M.4.a.
   b. Total time and savings deposits(1) (must equal item 9, column A plus
      item 9, column C minus item 9, column B).................................   2350     1,529,759  M.4.b.
                                                                                  ------------------

- ------------------
(1) For FDIC insurance assessment purposes, "total time and savings deposits"
    consists of nontransaction accounts and all transaction accounts other than demand deposits.
- ----------------------------------------------------------------------------------------------------

                                                                                  ------------------
                                                   Dollar Amounts in Thousands    RCON  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
5. Time deposits of less than $100,000 and open-account time deposits of
   $100,000 or more (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing frequency of:(1)
   a. Three months or less.....................................................   0359       162,009  M.5.a.
   b. Over three months through 12 months (but not over 12 months).............   3644       165,406  M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:
      (1) Three months or less.................................................   2761        50,834  M.6.a.(1)
      (2) Over three months through 12 months..................................   2762        21,927  M.6.a.(2)
      (3) Over one year through five years.....................................   2763        26,009  M.6.a.(3)
      (4) Over five years......................................................   2765         2,735  M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more
          (sum of Memorandum items 6.a.(1) through 6.a.(4).....................   2767       101,505  M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:
      (1) Quarterly or more frequently.........................................   4568             0  M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly......   4569             0  M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than
          annually.............................................................   4571             0  M.6.b.(3)
      (4) Less frequently than every five years................................   4572             0  M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more
          (sum of Memorandum items 6.b.(1) through 6.b.(4))....................   4573             0  M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum
      items 6.a.(5) and 6.b.(5)) (must equal Memorandum item 2.c. above).......   6645       101,505  M.6.c.
                                                                                  ------------------

- -----------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

                                   Call Date: 12/31/95  ST-BK: 09-1563 FFIEC 031
                                                                       Page RC-1

Legal Title of Bank:  FIRST FIDELITY BANK
Address:              PO BOX 700
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: 0 9 2 3 0

SCHEDULE RC-E--CONTINUED

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES AND IBFS)

                                                                                                       --------------------
                                                                        Dollar Amounts in Thousands    RCFN  Bil  Mil  Thou
- ---------------------------------------------------------------------------------------------------------------------------
Deposits of:
1.  Individuals, partnerships, and corporations....................................................    2621               0   1.
2.  U.S. banks (including IBFs and foreign branches of U.S. banks).................................    2623               0   2.
3.  Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)....    2625               0   3.
4.  Foreign governments and official institutions (including foreign central banks)................    2650               0   4.
5.  Certified and official checks..................................................................    2330               0   5.
6.  All other deposits.............................................................................    2668               0   6.
7.  Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)...........................    2200               0   7.
                                                                                                       --------------------

SCHEDULE RC-F--OTHER ASSETS
                                                                                                                    ------
                                                                                                                     C430
                                                                                                    ----------------------
                                                                       Dollar Amounts in Thousands  ///////// Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------------
1.  Income earned, not collected on loans.......................................................... RCFD 2164       14,394  1.
2.  Net deferred tax assets(1)..................................................................... RCFD 2148        8,890  2.
3.  Excess residential mortgage servicing fees receivable.......................................... RCFD 5371            0  3.
4.  Other (itemize amounts that exceed 25% of this item)........................................... RCFD 2168       71,748  4.
    a.  TEXT 3549  Prepaid Expense - Qualified Pension                     RCFD 3549         22,415                         4.a.
    b.  TEXT 3550  Corporate Owned Life Insurance                          RCFD 3550         21,273                         4.b.
    c.  TEXT 3551                                                          RCFD 3551                                        4.c.
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 11)............................  RCFD 2160       95,032  5.
                                                                                                    ----------------------
Memorandum

                                                                                                    ----------------------
                                                                       Dollar Amounts in Thousands  ///////// Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------------
1.  Deferred tax assets disallowed for regulatory capital purposes................................  RCFD 5610            0  M.1

SCHEDULE RC-G--OTHER LIABILITIES
                                                                                                                    ------
                                                                                                                     C435
                                                                                                    ----------------------
                                                                       Dollar Amounts in Thousands  ///////// Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------------
1.  a.  Interest accrued and unpaid on deposits in domestic offices(2)............................  RCON 3645        7,363  1.a.
    b.  Other expenses accrued and unpaid (includes accrued income taxes payable).................  RCFD 3646       25,531  1.b.
2.  Net deferred tax liabilities(1)...............................................................  RCFD 3049            0  2.
3.  Minority interest in consolidated subsidiaries................................................  RCFD 3000            0  3.
4.  Other (itemize amounts that exceed 25% of this item)..........................................  RCFD 2938        4,291  4.
    a.  TEXT 3552                                                          RCFD 3552                                        4.a.
    b.  TEXT 3553                                                          RCFD 3553                                        4.b.
    c.  TEXT 3554                                                          RCFD 3554                                        4.c.
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20)............................  RCFD 2930       35,185  5.

- -------------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

                                   Call Date: 12/31/95  ST-BK: 09-1563 FFIEC 031
                                                                       Page RC-1

Legal Title of Bank:  FIRST FIDELITY BANK
Address:              PO BOX 700
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: 0 9 2 3 0

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                                  ------
                                                                                                                   C440
                                                                                                    --------------------
                                                                                                      Domestic Offices
                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
- ------------------------------------------------------------------------------------------------------------------------
1.  Customers' liability to this bank on acceptances outstanding..................................  2155           2,004  1.
2.  Bank's liability on acceptances executed and outstanding......................................  2920           2,004  2.
3.  Federal funds sold and securities purchased under agreements to resell........................  1350           7,000  3.
4.  Federal funds purchased and securities sold under agreements to repurchase....................  2800         521,127  4.
5.  Other borrowed money..........................................................................  3190               0  5.
    EITHER
6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs...................  2163               0  6.
    OR
7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  2941             N/A  7.
8.  Total assets (excludes net due to foreign offices, Edge and Agreement subsidiaries and
    IBFs).........................................................................................  2192       2,934,242  8.
9.  Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and
    IBFs).........................................................................................  3129       2,660,063  9.

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.

                                                                                                    --------------------
                                                                                                    RCON  Bil  Mil  Thou
- ------------------------------------------------------------------------------------------------------------------------
10. U.S. Treasury securities......................................................................  1779         166,714  10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed securities........  1785          47,512  11.
12. Securities issued by states and political subdivisions in the U.S. ...........................  1786             521  12.
13. Mortgage-backed securities (MBS):
    a.  Pass-through securities:
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA..........................................  1787           8,554  13.a.(1)
        (2) Other pass-through securities.........................................................  1869               0  13.a.(2)
    b.  Other mortgage-backed securities (including CMOs, REMICs, and stripped MBS):
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA..........................................  1877         379,112  13.b.(1)
        (2) All other mortgage-backed securities..................................................  2253          71,125  13.b.(2)
14.  Other domestic debt securities...............................................................  3159               0  14.
15.  Foreign debt securities......................................................................  3160             247  15.
16.  Equity securities:
     a.  Investments in mutual funds..............................................................  3161               0  16.a.
     b.  Other equity securities with readily determinable fair values............................  3162               0  16.b.
     c.  All other equity securities..............................................................  3169              10  16.c.
17.  Total held-to-maturity and available-fo-sale securities (sum of items 10 through 16).........  3170         673,795  17.

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
- ------------------------------------------------------------------------------------------------------------------------
M.  EITHER
1.  Net due from the IBF of the domestic offices of the reporting bank............................  3051             N/A  M.1.
    OR
2.  Net due to the IBF of the domestic offices of the reporting bank..............................  3059             N/A  M.2.

                                   Call Date: 12/31/95  ST-BK: 09-1563 FFIEC 031
                                                                       Page RC-1

Legal Title of Bank:  FIRST FIDELITY BANK
Address:              PO BOX 700
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: 0 9 2 3 0

SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFs
TO BE COMPLETED ONLY BY BANKS WITH IBFs AND OTHER "FOREIGN" OFFICES.

                                                                                                                    ------
                                                                                                                     C445
                                                                                                      --------------------
                                                                       Dollar Amounts in Thousands    RCFW  Bil  Mil  Thou
- --------------------------------------------------------------------------------------------------------------------------
1.  Total IBF assets of the consolidated bank (component of Schedule RC, item 12).................    2133             N/A  1.
2.  Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
    item 12, column A)............................................................................    2076             N/A  2.
3.  IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A)....    2077             N/A  3.
4.  Total IBF liabilities (component of Schedule RC, item 21).....................................    2898             N/A  4.
5.  IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,
    part II, items 2 and 3).......................................................................    2379             N/A  5.
6.  Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6).....    2381             N/A  6.
                                                                                                      --------------------

SCHEDULE RC-K--QUARTERLY AVERAGES(1)

                                                                                                                    ------
                                                                                                                     C455
                                                                                                    ----------------------
                                                                       Dollar Amounts in Thousands  ///////// Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Interest-bearing balances due from depository institutions....................................  RCFD 3381           50  1.
2.  U.S. Treasury securities and U.S. Government agency and corporation obligations(2)............  RCFD 3382      610,091  2.
3.  Securities issued by states and political subdivisions in the U.S.(2).........................  RCFD 3383          529  3.
4.  a. Other debt securities(2)...................................................................  RCFD 3647       72,428  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock)......  RCFD 3648           10  4.b.
5.  Federal funds sold and securities purchased under agreements to resell in domestic offices
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs...........................  RCFD 3365       36,185  5.
6.  Loans:
    a. Loans in domestic offices:
       (1) Total loans............................................................................  RCON 3360    1,898,517  6.a.(1)
       (2) Loans secured by real estate...........................................................  RCON 3385    1,402,818  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers....................  RCON 3386          149  6.a.(3)
       (4) Commercial and industrial loans........................................................  RCON 3387      364,020  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures............  RCON 3388      117,510  6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs..................  RCFN 3360            0  6.b.
7.  Trading assets................................................................................  RCFD 3401            0  7.
8.  Lease financing receivables (net of unearned income)..........................................  RCFD 3484            0  8.
9.  Total assets(4)...............................................................................  RCFD 3368    2,895,083  9.
LIABILITIES
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts, and
    telephone and preauthorized transfer accounts) (exclude demand deposits)......................  RCON 3485      245,034  10.
11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs)......................................................  RCON 3486      309,800  11.a.
    b. Other saving deposits......................................................................  RCON 3487      361,955  11.b.
    c. Time certificates of deposit of $100,000 or more...........................................  RCON 3345      102,298  11.c.
    d. All other time deposits....................................................................  RCON 3469      504,915  11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs.......  RCFN 3404            0  12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs...................  RCFD 3353      512,893  13.
14. Other borrowed money..........................................................................  RCFD 3355       14,279  14.

- -------------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

                                   Call Date: 12/31/95  ST-BK: 09-1563 FFIEC 031
                                                                       Page RC-1

Legal Title of Bank:  FIRST FIDELITY BANK
Address:              PO BOX 700
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: 0 9 2 3 0

SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS
Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                  ------
                                                                                                                   C460
                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands  RCFD  Bil  Mil  Thou
- ------------------------------------------------------------------------------------------------------------------------
1.  Unused commitments:
    a.  Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity
        lines.....................................................................................  3814         158,079  1.a.
    b.  Credit card lines.........................................................................  3815              95  1.b.
    c.  Commercial real estate, construction, and land development:
        (1) Commitments to fund loans secured by real estate......................................  3816           8,666  1.c.(1)
        (2) Commitments to fund loans not secured by real estate..................................  6550               0  1.c.(2)
    d.  Securities underwriting...................................................................  3817               0  1.d.
    e.  Other unused commitments..................................................................  3818         278,356  1.e.
2.  Financial standby letters of credit and foreign office guarantees.............................  3819          26,634  2.
    a.  Amount of financial standby letters of credit conveyed to others     RCFD 3820           0                        2.a.
3.  Performance standby letters of credit and foreign office guarantees...........................  3821           2,050  3.
    a.  Amount of performance standby letters of credit conveyed to others   RCFD 3822           0                        3.a.
4.  Commercial and similar letters of credit......................................................  3411           1,859  4.
5.  Participations in acceptance (as described in the instructions) conveyed to others by the
    reporting bank................................................................................  3428               0  5.
6.  Participations in acceptances (as described in the instructions) acquired by the reporting
    (nonaccepting) bank...........................................................................  3429               0  6.
7.  Securities borrowed...........................................................................  3432               0  7.
8.  Securities lent (including customers' securities lent where the customer is indemnified against
    loss by the reporting bank)...................................................................  3433               0  8.
9.  Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold for
    Call Report purposes:
    a.  FNMA and FHLMC residential mortgage loan pools:
        (1) Outstanding principal balance of mortgages transferred as of the report date..........  3650           1,216  9.a.(1)
        (2) Amount of recourse exposure on these mortgages as of the report date..................  3651           1,216  9.a.(2)
    b.  Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
        (1) Outstanding principal balance of mortgages transferred as of the report date..........  3652               0  9.b.(1)
        (2) Amount of recourse exposure on these mortgages as of the report date..................  3653               0  9.b.(2)
    c.  Farmer Mac agricultural mortgage loan pools:
        (1) Outstanding principal balance of mortgages transferred as of the report date..........  3654               0  9.c.(1)
        (2) Amount of recourse exposure on these mortgages as of the report date..................  3655               0  9.c.(2)
10. When-issued securities:
    a.  Gross commitments to purchase.............................................................  3434               0  10.a.
    b.  Gross commitments to sell.................................................................  3435               0  10.b.
11. Spot foreign exchange contracts...............................................................  8765               0  11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  3430               0  12.
    a.  TEXT 3555                                                            RCFD 3555                                    12.a.
    b.  TEXT 3556                                                            RCFD 3556                                    12.b.
    c.  TEXT 3557                                                            RCFD 3557                                    12.c.
    d.  TEXT 3558                                                            RCFD 3558                                    12.d.
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  5591               0  13.
    a.  TEXT 5592                                                            RCFD 5592                                    13.a.
    b.  TEXT 5593                                                            RCFD 5593                                    13.b.
    c.  TEXT 5594                                                            RCFD 5594                                    13.c.
    d.  TEXT 5595                                                            RCFD 5595                                    13.d.


Legal Title of Bank:  FIRST FIDELITY BANK
Address:              PO BOX 700                                                      Call Date:  12/31/95 ST-BK: 09-1563 FFIEC 03
City, State Zip:      STAMFORD, CT 06904                                                                                 Page RC-
FDIC Certificate No.: 0 9 2 3 0

Schedule RC-L--Continued


                                                                                                                    C461
                                                (Column A)          (Column B)          (Column C)           (Column D)

              Dollar Amounts in Thousands      Interest Rate     Foreign Exchange    Equity Derivative     Commodity and
             Off-balance Sheet Derivatives       Contracts           Contracts           Contracts        Other Contracts
                  Position Indicators        -----------------   -----------------   -----------------   -----------------
                                             Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou   Thou Bil Mil Thou
                                             -----------------   -----------------   -----------------   -----------------

14. Gross amounts (e.g., notional
    amounts) (for each column, sum of
    items 14.a through 14.e must equal
    sum of items 15, 16.a, and 16.b):
    a. Futures contracts..................                0                     0                  0                    0  14.a.
                                                RCFD 8693             RCFD 8694          RCFD 8695            RCFD 8696

    b. Forward contracts..................                0                     0                  0                    0  14.b.
                                                RCFD 8697             RCFD 8698          RCFD 8699            RCFD 8700

    c. Exchange-traded option contracts:
       (1) Written options................                0                     0                  0                    0  14.c.(1)
                                                RCFD 8701             RCFD 8702          RCFD 8703            RCFD 8704

       (2) Purchased options.............                 0                     0                  0                    0  14.c.(2)
                                                RCFD 8705             RCFD 8706          RCFD 8707            RCFD 8708

     d. Over-the-counter option contracts:
        (1) Written options..............                 0                     0                  0                    0  14.d.(1)
                                                RCFD 8709             RCFD 8710         RCFD 8711             RCFD 8712

        (2)Purchased options.............                 0                     0                  0                    0  14.d.(2)
                                                RCFD 8713             RCFD 8714         RCFD 8715             RCFD 8716

      e. Swaps...........................           119,922                     0                  0                    0  14.e.
                                                RCFD 3450             RCFD 3826         RCFD 8719             RCFD 8720

15. Total gross notional amount of
    derivative contracts held for trading            78,312                     0                  0                    0  15.
                                                RCFD A126             RCFD A127         RCFD 8723            RCFD 8724

16. Total gross notional amount of
    derivative contracts held for
    purposes other than trading:
    a. Contracts marked to market........                 0                     0                  0                    0  16.a.
                                                RCFD 8725             RCFD 8726         RCFD 8727            RCFD 8728

    b. Contracts not marked to market...             41,680                     0                  0                    0  16.b.
                                                RCFD 8729             RCFD 8730         RCFD 8731            RCFD 8732




Legal Title of Bank:  FIRST FIDELITY BANK
Address:              PO BOX 700                                                     Call Date:  12/31/95 ST-BK: 09-1563 FFIEC 03
City, State Zip:      STAMFORD, CT 06904                                                                                Page RC-
FDIC Certificate No.: 0 9 2 3 0

Schedule RC-L--Continued



                                                (Column A)          (Column B)          (Column C)          (Column D)

                  Dollar Amounts in Thousands  Interest Rate     Foreign Exchange    Equity Derivative     Commodity and
             Off-balance Sheet Derivatives       Contracts           Contracts           Contracts        Other Contracts
                  Position Indicators        -----------------   -----------------   -----------------   -----------------
                                             RCFD Bil Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou
                                             -----------------   -----------------   -----------------   -----------------

17. Gross fair values of
    derivative contracts:
    a. Contracts held for
       trading:
       (1) Gross positive
           fair value ....................   8733         978    8734           0    8735           0    8736           0  17.a.(1)
       (2) Gross negative
           fair value ....................   8737         877    8738           0    8739           0    8740           0  17.a.(2)
    b. Contracts held for
       purposes other than
       trading that are marked
       to market:
       (1) Gross positive
           fair value.....................   8741           0    8742           0    8743           0    8744           0  17.b.(1)
       (2) Gross negative
           fair value ....................   8745           0    8746           0    8747           0    8748           0  17.b.(2)
    c. Contracts held for
       purposes other than
       trading that are not
       marked to market:
       (1) Gross positive
           fair value ...................    8749       1,603    8750           0   8751           0    8752            0  17.c.(1)
       (2) Gross negative
           fair value ...................    8753          48    8754           0   8755           0    8756            0  17.c.(2)





Memoranda                                                                Dollar Amounts in Thousands    RCFD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------    -----------------
1.-2. Not applicable

3. Unused commitments with an original maturity exceeding one year that are reported in
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments
   that are fee paid or otherwise legally binding) ................................................      3833     203,674  M.3.
   a. Participations in commitments with an original maturity
      exceeding one year conveyed to others ...................................  RCFD 3834     0                           M.3.a.

4. To be completed only by banks with $1 billion or more in total assets:
   Standby letters of credit and foreign office guarantees (both financial and performance) issued
   to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above ..............      3377         128  M.4.

5. To be completed for the September report only:
   Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
   a. Loans to purchase private passenger automobiles ...........................................        2741        N/A   M.5.a.
   b. Credit cards and related plans ............................................................        2742        N/A   M.5.b.
   c. All other consumer installment credit (including mobile home loans) .......................        2743        N/A   M.5.c.


Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

Schedule RC-M--Memoranda

                                                                                                                    ------
                                                                                                                      C465
                                                                                                      --------------------
                                                                       Dollar Amounts in Thousands    RCFD  Bil  Mil  Thou
- --------------------------------------------------------------------------------------------------------------------------

1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors,
      principal shareholders, and their related interests .......................................... 6164           20,251  1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount
      of all extensions of credit by the reporting bank (including extensions of credit to    Number
      related interests) equals or exceeds the lesser of $500,000 or 5 percent
      of total capital as defined for this purpose in agency regulations.        RCFD 6165         2                        1.b.
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b).................... 3405                0  2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and and purchased servicing):
   a. Mortgages serviced under a GNMA contract ..................................................... 5500                0  4.a.
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer ....................................................... 5501                0  4.b.(1)
      (2) Serviced without recourse to servicer .................................................... 5502           50,084  4.b.(2)
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract ................................................. 5503            1,216  4.c.(1)
      (2) Serviced under a special option contract ................................................. 5504           11,972  4.c.(2)
   d. Mortgages serviced under other servicing contracts ........................................... 5505           17,585  4.d.
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal
   Schedule RC, item 9):
   a. U.S. addresses (domicile) .................................................................... 2103            2,004  5.a.
   b. Non-U.S. addresses (domicile) ................................................................ 2104                0  5.b.
6. Intangible assets:
   a. Mortgage servicing rights .................................................................... 3164              550  6.a.
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships ...................................................... 5506                0  6.a.(1)
      (2) All other identifiable intangible assets ................................................. 5507                0  6.b.(2)
   c. Goodwill ..................................................................................... 3163           38,359  6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) ....................... 2143           38,909  6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or
      are otherwise qualifying for regulatory capital purposes ..................................... 6442                0  6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to redeem
   the debt ........................................................................................ 3295                0  7.



- ------------------------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-1
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

Schedule RC-M--Continued

                                                                                                  -------------------
                                                                  Dollar Amounts in Thousands          Bil  Mil  Thou
- ---------------------------------------------------------------------------------------------------------------------

 8. a. Other real estate owned:
      (1) Direct and indirect investments in real estate ventures ...........................  RCFD 5372            0  8.a.(1)
      (2) All other real estate owned:
          (a) Construction and land development in domestic offices .........................  RCON 5508           75  8.a.(2)(a)
          (b) Farmland in domestic offices ..................................................  RCON 5509            0  8.a.(2)(b)
          (c) 1-4 family residential properties in domestic offices .........................  RCON 5510        1,497  8.a.(2)(c)
          (d) Multifamily (5 or more) residential properties in domestic offices ............  RCON 5511          663  8.a.(2)(d)
          (e) Nonfarm nonresidential properties in domestic offices .........................  RCON 5512        2,320  8.a.(2)(e)
          (f) In foreign offices ............................................................  RCFN 5513            0  8.a.(2)(f)
      (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) .........  RCFD 2150        4,555  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:
      (1) Direct and indirect investments in real estate ventures ...........................  RCFD 5374            0  8.b.(1)
      (2) All other investments in unconsolidated subsidiaries and associated companies .....  RCFD 5375            0  8.b.(2)
      (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) .........  RCFD 2130            0  8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies .................  RCFD 5376            0  8.c.
 9. Noncumulative perpetual preferred stock and and related surplus included in Schedule
    RC, item 23, "Perpetual preferred stock related surplus" ................................  RCFD 3778            0  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
    a. Money market funds ...................................................................  RCON 6441            0 10.a.
    b. Equity securities funds ..............................................................  RCON 8427          597 10.b.
    c. Debt securities funds ................................................................  RCON 8428          648 10.c.
    d. Other mutual funds ...................................................................  RCON 8429        1,976 10.d.
    e. Annuities ............................................................................  RCON 8430          462 10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through
       10.e above) ..........................................................................  RCON 8784            0 10.f.



Memorandum                                              Dollar Amounts in Thousands            RCFD   Bil  Mil  Thou
- --------------------------------------------------------------------------------------------------------------------
1. Interbank holdings of capital instruments (to be completed for the December report only):
   a. Reciprocal holdings of banking organizations' capital instruments .....................  3836                 0  M.1.a.
   b. Nonreciprocal holdings of banking organizations' capital instruments ..................  3837                 0  M.1.b.


Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-1
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                          C470
                                                      -----------------------------------------------------------
                                                          (Column A)           (Column B)          (Column C)
                                                           Past due            Past due 90         Nonaccrual
                                                        30 through 89          days or more
                                                        days and still          and still
                                                           accruing             accruing
                                                      ------------------   ------------------   ------------------
                         Dollar Amounts in Thousands  RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
- ----------------------------------------------------  ------------------   ------------------   ------------------
1. Loans secured by real estate:
   a. To U.S. addressees (domicile) ................  1245        53,140   1246        10,272   1247        18,898   1.a.
   b. To non-U.S. addressees (domicile) ............  1248             0   1249             0   1250             0   1.b.
2. Loans to depository institutions and acceptances
   of other banks:
   a. To U.S. banks and other U.S. depository
      institutions .................................  5377             0   5378             0   5379             0   2.a.
   b. To foreign banks .............................  5380             0   5381             0   5382             0   2.b.
3. Loans to finance agricultural production and
   other loans to farmers ..........................  1594             0   1597             0   1583             0   3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile) ................  1251         5,495   1252            11   1253         9,863   4.a.
   b. To non-U.S. addressees (domicile) ............  1254             0   1255             0   1256             0   4.b.
5. Loans to individuals for household, family, and
   other personal expenditures:
   a. Credit cards and related plans ...............  5383           348   5384           152   5385             0   5.a.
   b. Other (includes single payment, installment,
      and all student loans) .......................  5386         4,894   5387         1,783   5388             0   5.b.
6. Loans to foreign governments and official
   institutions ....................................  5389             0   5390             0   5391             0   6.
7. All other loans .................................  5459             0   5460             0   5461             0   7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile) ................  1257             0   1258             0   1259             0   8.a.
   b. Of non-U.S. addressees (domicile) ............  1271             0   1272             0   1791             0   8.b.
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets)..  3505             0   3506             0   3507             0   9.

- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                      ------------------   ------------------   ------------------
                                                      RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
                                                      ------------------   ------------------   ------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government ..............  5612         1,656   5613         1,664   5614             0  10.
    a. Guaranteed portion of loans and leases
       included in item 10 above ...................  5615         1,656   5616         1,664   5617             0  10.a.


Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-2
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

Schedule RC-N--Continued

                                                                                                             C473
                                                      -----------------------------------------------------------
                                                          (Column A)           (Column B)          (Column C)
                                                           Past due            Past due 90         Nonaccrual
                                                        30 through 89          days or more
                                                        days and still          and still
                                                           accruing             accruing
Memoranda                                             ------------------   ------------------   ------------------
                         Dollar Amounts in Thousands  RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
- ----------------------------------------------------  ------------------   ------------------   ------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above (and not
   reported in Schedule RC-C, part 1, Memorandum
   item 2) .........................................  1658             0   1659             0   1661             0   M.1.
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in
   Schedule RC-N, items 4 and 7, above .............  6558           306   6559             0   6560             0   M.2.
                                                      ------------------   ------------------   ------------------
                                                      RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou
                                                      ------------------   ------------------   ------------------
3. Loans secured by real estate in domestic offices
   (included in Schedule RC-N, item 1, above):
   a. Construction and land development.............  2759           398   2769             0   3492           810   M.3.a.
   b. Secured by farmland...........................  3493             0   3494             0   3495           121   M.3.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by
          1-4 family residential properties and
          extended under lines of credit............  5398         4,483   5399         1,692   5400           351   M.3.c.(1)
      (2) All other loans secured by 1-4 family
          residential properties....................  5401        37,332   5402         8,286   5403           647   M.3.c.(2)
   d. Secured by multifamily (5 or more) residential
      properties....................................  3499         1,285   3500             0   3501            30   M.3.d.
   e. Secured by nonfarm nonresidential properties..  3502         9,642   3503           294   3504        16,939   M.3.e.

                                                          (Column A)           (Column B)
                                                         Past due 30           Past due 90
                                                       through 89 days         days or more
                                                      ------------------   ------------------
                                                      RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
                                                      ------------------   ------------------
4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   a. Book value of amounts carried as assets.......  3522             0   3528             0   M.4.a.
   b. Replacement cost of contracts with a
      positive replacement cost.....................  3529             0   3530             0   M.4.b.


Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

Schedule RC-O--Other Data for Deposit Insurance Assessments


                                                                                                           C475
                                                                                                   --------------
                                            Dollar Amounts in Thousands    RCON         Bil        Mil       Thou
- -----------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits............................        0030                            N/A    1.a.
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits.........        0031                              0    1.b.(1)
       (2) Actual amount of unposted debits to time and savings
           deposits(1).................................................        0032                              0    1.b.(2)
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits...........................        3510                          4,586    2.a.
    OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits........        3512                            N/A    2.b.(1)
       (2) Actual amount of unposted credits to time and savings
           deposits(1).................................................        3514                            N/A    2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department
    (not included in total deposits in domestic offices)...............        3520                              0    3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
     a. Demand deposits of consolidated subsidiaries...................        2211                          1,026    4.a.
     b. Time and savings deposits(1) of consolidated subsidiaries......        2351                              0    4.b.
     c. Interest accrued and unpaid on deposits of consolidated
        subsidiaries...................................................        5514                              0    4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E,
       Part II)........................................................        2229                              0    5.a.
    b. Time and savings deposits(1) in insured branches (included
       in Schedule RC-E, Part II)......................................        2383                              0    5.b.
    c. Interest accrued and unpaid on deposits in insured branches
       (included in Schedule RC-G, item 1.b)...........................        5515                              0    5.c.

 Item 6 is not applicable to state nonmember banks that have not been authorized by the Federal Reserve to act as pass-through correspondents.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E,
       Part I, Memorandum item 4.a)....................................        2314                              0    6.a.
    b. Amount reflected in time and savings deposits(1) (included in
       Schedule RC-E, Part I, Memorandum item 4.b).....................        2315                              0    6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)
    a. Unamortized premiums............................................        5516                              0    7.a.
    b. Unamortized discounts...........................................        5517                              0    7.b.

 8. To be completed by banks with "Oakar deposits."
    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of the Federal Deposit Insurance Act (from
    most recent FDIC Oakar Transaction Worksheet(s))..................         5518                        205,796    8.

 9. Deposits in lifeline accounts.....................................         5596                                   9.
10. Benefit-responsive "Depository Institution Investment Contracts"
    (included in total deposits in domestic offices).................          8432                              0   10.

- --------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:  FIRST FIDELITY BANK    Call Date: 12/31/95 ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                 Page RC-
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|


Schedule RC-O--Continued


                                          Dollar Amounts in Thousands         RCON       Bil       Mil       Thou
- -----------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits in domestic offices reported in
    Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if reciprocal demand balances between the reporting bank and savings
       associations were reported on a net basis rather than a gross
       basis in Schedule RC-E........................................          8785                              0   11.a.
    b. Amount by which demand deposits would be increased if
       reciprocal demand balances between the reporting bank and
       U.S. branches and agencies of foreign banks were reported on
       a gross basis rather than a net basis in Schedule RC-E.........         A181                              0   11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and the domestic offices of U.S. banks and savings associations
       in Schedule RC-E..............................................          A182                              0   11.c.



Memoranda (to be completed each quarter except as noted)
Dollar Amounts in Thousands                                                   RCON       Bil       Mil       Thou
- -----------------------------------------------------------------------------------------------------------------
 1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less............         2702                       1,542,357   M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less             Number
           (to be completed for the June report only).... RCON 3779   ------                                         M.1.a.(2)
                                                                         N/A
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000..........         2710                         559,390   M.1.b.(1)
       (2) Number of deposit accounts of more                         Number
           than $100,000................................ RCON 2722    ------                                         M.1.b.(2)
                                                                       2,377
 2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be
       determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of
       deposit accounts of more than $100,000 reported in
       Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at the right whether your
       bank has a method or procedure for determining a better                                YES           NO
       estimate of uninsured deposits than the estimate described                             ---           --
       above.........................................................  RCON 6861                             X       M.2.a.



                                                                              RCON       Bil       Mil       Thou
- -----------------------------------------------------------------------------------------------------------------
    b. If the box marked YES has been checked, report the estimate of uninsured deposits determined by using your bank's method
       or procedure..................................................         5597                             N/A   M.2.b.


- --------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition                     C477
and Income should be directed:

BRIAN K. REILLY   VICE PRESIDENT    (201) 565-7328
- --------------------------------    -------------------------------------------
Name and Title (TEXT 8901)          Area code/phone number/extension (TEXT 8902)

Schedule RC-R--Risk-Based Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1994, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 and 2 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be                          C480
   completed. To be completed only by banks with total assets of less than                 ----
   $1 billion. Indicate in the appropriate box at the right whether the                  YES     NO
   bank has total capital greater than or equal to eight percent of                      ---     --
   adjusted total assets...................................................   RCFD 6056                  1.
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete item 2 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                    (Column A)                         (Column B)
                                                               Subordinated Debt(1)                      Other
                                                                 and Intermediate                       Limited-
Item 2 is to be completed by all banks.                           Term Preferred                      Life Capital
                                                                       Stock                           Instruments
                                                           -----------------------------     -----------------------------
                            Dollar Amounts in Thousands    RCFD     Bil     Mil     Thou     RCFD     Bil     Mil     Thou
2. Subordinated debt(1) and other limited-life
   capital instruments (original weighted average
   maturity of at least five years) with a
   remaining maturity of:
   a. One year or less.................................    3780                         0     3786                        0  2.a.
   b. Over one year through two years..................    3781                         0     3787                        0  2.b.
   c. Over two years through three years...............    3782                         0     3788                        0  2.c.
   d. Over three years through four years..............    3783                         0     3789                        0  2.d.
   e. Over four years through five years...............    3784                         0     3790                        0  2.e.
   f. Over five years..................................    3785                         0     3791                        0  2.f.
3. Not applicable

                                                                    (Column A)                         (Column B)
Items 4-9 and Memoranda items 1 and 2 are to be                       Assets                          Credit Equiv-
completed by banks that answered NO to item 1 above and              Recorded                         alent Amount
by banks with total assets of $1 billion or more.                     on the                         of Off-Balance
                                                                   Balance Sheet                     Sheet Items (2)
                                                           -----------------------------     -----------------------------
                                                           RCFD     Bil     Mil     Thou     RCFD     Bil     Mil     Thou
4. Assets and credit equivalent amounts of
   off-balance sheet items assigned to the Zero
   percent risk category:
   a. Assets recorded on the balance sheet:
      (1) Securities issued by, other claims on,
          and claims unconditionally guaranteed by,
          the U.S. Government and its agencies and
          other OECD central governments...............    3794                  166,663                                     4.a.(1)
      (2) All other....................................    3795                   82,041                                     4.a.(2)
   b. Credit equivalent amount of off-balance sheet
      items............................................                                       3796                       0   4.b.

- --------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

                                                                    (Column A)                         (Column B)
                                                                      Assets                          Credit Equiv-
                                                                     Recorded                         alent Amount
                                                                      on the                         of Off-Balance
                                                                   Balance Sheet                     Sheet Items (1)
                                                           -----------------------------     -------------------------------
                           Dollar Amounts in Thousands     RCFD     Bil     Mil     Thou     RCFD     Bil     Mil       Thou
5. Assets and credit equivalent amounts of
   off-balance sheet items assigned to the
   20 percent risk category:
   a. Assets recorded on the balance sheet:
      (1) Claims conditionally guaranteed by the
          U.S. Government and its agencies and other
          OECD central governments....................     3798                   44,534                                  5.a.(1)
      (2) Claims collateralized by securities
          issued by the U.S. Government and its
          agencies and other OECD central governments;
          by securities issued by U.S. Government-
          sponsored agencies; and by cash on deposit..     3799                     3,031                                 5.a.(2)
      (3) All other...................................     3800                   623,934                                 5.a.(3)
   b. Credit equivalent amount of off-balance
      sheet items.....................................                                        3801                 2,249  5.b.
6. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet............     3802                   768,448                                 6.a.
   b. Credit equivalent amount of off-balance
      sheet items.....................................                                        3803                 1,216  6.b.
7. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet............     3804                 1,319,919                                 7.a.
   b. Credit equivalent amount of off-balance
      sheet items.....................................                                        3805               129,868  7.b.
8. On-balance sheet assets value excluded from the
   calculation of the risk-based capital ratio(2).....     3806                    (1,322)                                8.
9. Total assets recorded on the balance sheet (sum
   of items 4.a, 5.a, 6.a, 7.a, and 8, column A)
   (must equal Schedule RC, item 12 plus items 4.b
   and 4.c)...........................................     3807                 3,007,248                                 9.

Memoranda

                           Dollar Amounts in Thousands     RCFD     Bil     Mil     Thou
1. Current credit exposure across all off-balance
   sheet derivative contracts covered by the risk-
   based capital standards............................     8764                       594  M.1.

                                                                       With a remaining maturity of
                                                   -----------------------------------------------------------------------
                                                                                                       (Column B)
                                                               (Column A)                            Over one year
                                                            One year or less                       through five years
                                                   ----------------------------------    ----------------------------------
                                                   RCFD    Tril    Bil    Mil    Thou    RCFD    Tril    Bil    Mil    Thou
2. Notional principal amounts of off-balance
   sheet derivative contracts(3):
   a. Interest rate contracts..................    3809                         1,300    8766                        86,100  M.2.a.
   b. Foreign exchange contracts...............    3812                             0    8769                             0  M.2.b.
   c. Gold contracts...........................    8771                             0    8772                             0  M.2.c.
   d. Other precious metals contracts..........    8774                             0    8775                             0  M.2.d.
   e. Other commodity contracts................    8777                             0    8778                             0  M.2.e.
   f. Equity derivative contracts..............    A000                             0    A001                             0  M.2.f.

                                                                (Column C)
                                                             Over five years
                                                   ---------------------------------
                                                   RCFD    Tril   Bil    Mil    Thou
2. Notional principal amounts of off-balance
   sheet derivative contracts(3):
   a. Interest rate contracts..................    8767                        32,592  M.2.a.
   b. Foreign exchange contracts...............    8770                             0  M.2.b.
   c. Gold contracts...........................    8773                             0  M.2.c.
   d. Other precious metals contracts..........    8776                             0  M.2.d.
   e. Other commodity contracts................    8779                             0  M.2.e.
   f. Equity derivative contracts..............    A002                             0  M.2.f.

- --------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.


Legal Title of Bank:  FIRST FIDELITY BANK                          Call Date: 12/31/95  ST-BK: 09-1563  FFIEC 031
Address:              PO BOX 700                                                                        Page RC-1
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|


              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                   at close of business on December 31, 1995

FIRST FIDELITY BANK                 STAMFORD             , Connecticut
- -------------------------------     ---------------------  ---------------------
Legal Title of Bank                 City                   State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragaph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above).  THE
STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY
AGENCIES FOR ACCURACY OR RELEVANCE.  DISCLOSURE OF THE STATEMENT SHALL NOT
SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE
ACCURACY OF THE INFORMATION CONTAINED THEREIN.  A STATEMENT TO THIS EFFECT
WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
- --------------------------------------------------------------------------------
No comment  /X/ (RCON 6979)                                 |c471  |c472 | -

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)



                             /s/ Ernest J. Verrico
                             -----------------------------   -------------------
                             Signature of Executive          Date of Signature
                             Officer of Bank


Legal Title of Bank:  FIRST FIDELITY BANK                                   Call Date: 12/31/95    ST-BK: 09-1563
Address:              PO BOX 700
City, State  Zip:     STAMFORD, CT  06904
FDIC Certificate No.: |0|9|2|3|0|

                                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- -----------------------------------------------------------------------------------------------------------------
        NAME AND ADDRESS OF BANK                         OMB No. For OCC:   1557-0081
                                                         OMB No. For FDIC:  3064-0052
                                                   OMB No. For Federal Reserve:  7100-0036
                                                          Expiration Date:   3/31/96

              PLACE LABEL HERE                                 SPECIAL REPORT
                                                       (Dollar Amounts in Thousands)
                                      ---------------------------------------------------------------------------
                                       CLOSE OF BUSINESS     FDIC Certificate Number
                                       DATE  12/31/95           |0|9|2|3|0|                   C-700         -
- -----------------------------------------------------------------------------------------------------------------


LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
- --------------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a).
(Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)  See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the
definitions of "executive officer" and "extension of credit," repectively.
Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
- --------------------------------------------------------------------------------


- -  Number of loans made to executive officers since the previous Call Report date. . . . . . . . .  RCFD 3561            0  a.
- -  Total dollar amount of above loans (in thousands of dollars). . . . . . . . . . . . . . . . . .  RCFD 3562            0  b.
- -  Range of interest charged on above loans
   (example: 9 3/4% = 9.75). . . . . . . . . . . . . . . . . . . . . . RCFD 7701      0.00   % to   RCFD 7702         0.00% c.

- --------------------------------------------------------------------------------------------------------------------------------



- --------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                         DATE (Month, Day, Year)


       /s/ Ernest J. Verrico                                                          1-29-96

- --------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRES MAY BE DIRECTED (TEXT 8903)            AREA CODE/PHONE NUMBER/EXTENSION
                                                                                 (TEXT 8904)
BRIAN K REILLY                                                                         (201) 565-7238

- --------------------------------------------------------------------------------------------------------------------------------
D I C 8040/53 (6-95)
